UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant	[ x ]
Filed by a Party other than the Registrant	[ ]

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[ x ]	Preliminary Proxy Statement
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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a -12

NORD RESOURCES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NORD RESOURCES CORPORATION
1 West Wetmore Road, Suite 107
Tucson, Arizona, 85705

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 15, 2006

Dear Stockholder:

          The Annual Meeting of Stockholders (the “Annual Meeting”) of Nord Resources Corporation (the “Company”) will be held at 1 West Wetmore Road, Suite 107, Tucson, Arizona, 85705 on May 15, 2006 at 10:00 a.m. (Mountain Time).

          At the Annual Meeting, stockholders will be asked:

1.	To elect Ronald A. Hirsch, Nicholas Tintor, Stephen D. Seymour, Wade D. Nesmith, Douglas P. Hamilton and John F. Cook to our Board of Directors;

2.

To approve the grant of discretionary authority to the Company’s Board of Directors to amend the Company’s Amended Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of common stock at a ratio within the range from one- for-two to one-for-six, at any time prior to the Company’s next annual meeting of stockholders;

3.	To approve an amendment to the Company’s Amended Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000;

4.	To approve the Company’s 2006 Stock Incentive Plan;

5.	To ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and

6.	To transact any other business properly brought before the Annual Meeting and any adjournment thereof.

          The foregoing items of business are more fully described in the proxy statement accompanying this Notice. Only stockholders of record of the Company’s common stock at the close of business on March 28, 2006 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

          It is important that your shares be represented and voted at the Annual Meeting. If you are the registered holder of the Company’s common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding the voting instructions. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

          If you are planning to attend the Annual Meeting in person, you will be asked to register before entering the Annual Meeting. All attendees will be required to present government-issued photo identification (e.g., driver’s license or passport) to enter the Annual Meeting. If you are a stockholder of record, your ownership of the Company’s common stock will be verified against the list of stockholders of record as of March 28, 2006 prior to being admitted to the Annual Meeting. If you are not a stockholder of record and hold your shares of common stock in “street name” (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee) you must also provide proof of beneficial ownership as of March 28, 2006, such as your most recent account statement prior to March 28, 2006, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

          If you would like to register to receive materials relating to the Annual Meeting of stockholders electronically next year instead of by mail, please go to www.icsdelivery.com and follow the instructions to enroll. You will be required to click on the name of your broker or other participating nominee through which you hold your shares, and to provide your account number with the broker/nominee and certain additional information such as your e-mail address. We highly recommend that you consider electronic delivery of these documents as it helps to lower the Company’s costs and reduce the amount of paper mailed to your home.

By Order of the Board of Directors

Ronald A. Hirsch

Chairman of the Board
April 11, 2006

TABLE OF CONTENTS

Page

THE ANNUAL MEETING	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	5

PROPOSAL NUMBER ONE: ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS	6

EXECUTIVE COMPENSATION	15

PROPOSAL NUMBER TWO: APPROVAL OF GRANT OF DISCRETIONARY AUTHORITY TO THE COMPANY’S BOARD OF DIRECTORS TO AMEND THE COMPANY’S AMENDED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO WITHIN THE RANGE FROM ONE-FOR-TWO TO ONE-FOR-SIX AT ANY TIME PRIOR TO THE NEXT ANNUAL MEETING OF STOCKHOLDERS	21

PROPOSAL NUMBER THREE: APPROVAL OF AMENDMENT TO AMENDED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK	27

PROPOSAL NUMBER FOUR: APPROVAL OF 2006 STOCK INCENTIVE PLAN	29

PROPOSAL NUMBER FIVE: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	39

FORWARD–LOOKING STATEMENTS	41

FUTURE STOCKHOLDER PROPOSALS	41

WHERE YOU CAN FIND MORE INFORMATION	42

EXHIBIT A AUDIT COMMITTEE CHARTER	43

EXHIBIT B EXECUTIVE COMMITTEE CHARTER	44

EXHIBIT C CERTIFICATE OF AMENDMENT	45

EXHIBIT D CERTIFICATE OF AMENDMENT	47

EXHIBIT E 2006 STOCK INCENTIVE PLAN	48

NORD RESOURCES CORPORATION
1 West Wetmore Road, Suite 107
Tucson, Arizona, 85705

PROXY STATEMENT
FOR THE 2006 ANNUAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON MAY 15, 2006

THE ANNUAL MEETING

General

          This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Nord Resources Corporation (“we”, the “Company” or “Nord”) for use at the 2006 annual meeting of the stockholders to be held on May 15, 2006 at 10:00 a.m. (Mountain Time) at 1 West Wetmore Road, Suite 107, Tucson, Arizona, 85705 and at any adjournment thereof, for the purposes set forth in the accompanying notice of annual meeting.

          This proxy statement, the notice of meeting, the enclosed form of proxy and our Annual Report on Form 10-KSB for the year ended December 31, 2005 are expected to be mailed to our stockholders on or about April 11, 2006.

Entitlement to Vote

          If you are a registered holder of shares of our common stock on the record date, you may vote those shares of our common stock in person at the annual meeting or by proxy in the manner described below under “Voting of Proxies.” If you hold shares of our common stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

Voting of Proxies

          You can vote the shares that you own of record on the record date by either attending the annual meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the annual meeting and to vote in person.

          You may revoke your proxy at any time before it is voted by:

(a)      filing a written notice of revocation of proxy with our corporate secretary at any time before the taking of the vote at the annual meeting;

(b)      executing a later-dated proxy relating to the same shares and delivering it to our corporate secretary at any time before the taking of the vote at the annual meeting; or

(c)      attending at the annual meeting, giving affirmative notice at the annual meeting that you intend to revoke your proxy and voting in person. Please note that your attendance at the annual meeting will not, in and of itself, revoke your proxy.

          All shares of common stock represented by properly executed proxies received at or prior to the annual meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying notice of meeting. The shares represented by each proxy will also be voted for or against such other matters as may properly come before the annual meeting in the discretion of the persons named in the proxy as proxy holders. We are not aware of any other matters to be presented for action at the annual meeting other than those described herein.

          Any written revocation of proxy or subsequent later-dated proxy should be delivered to Nord Resources Corporation, 1 West Wetmore Road, Suite 107, Tucson, Arizona, 85705, Attention: John T. Perry, Senior Vice President, Chief Financial Officer, Secretary and Treasurer.

Record Date And Shares Entitled To Vote

          Our Board of Directors has fixed the close of business on March 28, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. At the record date, there were approximately ◆ shares of our common stock issued, outstanding, and entitled to vote at the annual meeting. Holders of common stock are entitled to one vote at the annual meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock. There is no cumulative voting in the election of directors.

Quorum

          A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the annual meeting is one-third of our issued and outstanding shares as of the record date.

          In order to be counted for purposes of determining whether a quorum exists at the annual meeting, shares must be present at the annual meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

1.	shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked “Abstain” or “Withhold” for any matter;

2.	shares represented by properly executed proxies for which no instruction has been given; and

3.	broker non-votes.

          Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Votes Required

          Proposal One – Election of Directors: The affirmative vote of the holders of a plurality of the shares of common stock voting is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. A vote is withheld when a properly executed proxy is marked WITHHOLD for the election of one or more directors. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors.

          Proposals Two and Three – Changes to Amended Certificate of Incorporation: The affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date is required for the approval of the amendments to our Amended Certificate of Incorporation to effect a reverse stock split of the outstanding shares of our common stock and to increase the authorized number of shares of our common stock. Stockholders may vote in favor of or against any of these proposals, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, and will have the same effect as a vote against these proposals.

          Proposal Four – Stock Incentive Plan: The affirmative vote of the holders of a majority of our common stock represented at the annual meeting in person or by proxy is required for the approval of the 2006 Stock Incentive Plan. Stockholders may vote in favor or against any proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions are deemed to be “votes cast”, and have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.

          Proposal Five – Appointment of Accountants: The affirmative vote of the holders of a majority of our common stock represented at the annual meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Stockholders may vote in favor or against any proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions are deemed to be “votes cast”, and have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.

Stockholder Proposals

          No proposals have been received from any stockholder to be considered at the annual meeting.

Other Matters

          It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

Solicitation of Proxies

          This proxy solicitation is being made on behalf of our Board of Directors. We will solicit proxies initially by mail. Further solicitation may be made by our directors, officers and employees personally, by telephone, facsimile, e-mail, Internet or otherwise, but they will not be specifically compensated for these services. At this time, the Company has not engaged a proxy solicitation firm. We may, in the discretion of the Board of Directors, choose to engage a proxy solicitation firm to assist us with this proxy solicitation. In such event, the proxy solicitation firm will be engaged and compensated for their services on customary terms. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock they hold as of the record date. We will bear the expenses incurred in connection with printing, filing and mailing of this proxy statement.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as of March 15, 2006 regarding the beneficial ownership of our common stock by:

  each person who is known by us to beneficially own more than 5% of our shares of common stock; and

  each named executive officer, each director and all of our directors and executive officers as a group.

          The number of shares beneficially owned and the percentage of shares beneficially owned are based on 33,348,624 shares of common stock outstanding as of March 15, 2006.

          For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following March 15, 2006, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

	As of March 15, 2006
Name and Address of Beneficial Owner	Shares(1)	Percent
Named Executive Officers and Directors(2)

Ronald A. Hirsch(3)	7,496,483(4)	21.2%
Chairman

Nicholas Tintor(3)	114,286(5)	0.3%
Director, President and Chief Executive Officer

Stephen D. Seymour	4,849,907(6)(10)	13.9%
Director

Wade D. Nesmith (7)	60,000(8)(10)	0.2%
Director

Douglas P. Hamilton(7)	-(10)	-
Director

John F. Cook(7)	142,858(9)(10)	0.4%
Director

Erland A. Anderson(11)	1,500,000(12)	4.4%
Executive Vice President and Chief Operating Officer

John T. Perry
Senior Vice President, Chief Financial Officer,	1,255,714(13)	3.7%
Secretary and Treasurer

Directors and Executive Officers as a Group
(Eight Persons)	15,419,249(14)	40.3%

Beneficial Owners of in Excess of 5% (other than
Named Executive Officers and Directors)

John F. Champagne	3,105,000	9.3%

Summo USA Corporation	1,600,000	4.8%

(1)

Based on 33,348,624 shares of common stock issued and outstanding as of March 15, 2006. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and except as noted below.

(2)	The address of the executive officers and directors is c/o Nord Resources Corporation, 1 West Wetmore Road, Suite 107, Tucson, Arizona, 85705.
(3)

Mr. Hirsch also held the position of Chief Executive Officer of the Company until February 15, 2006. Effective February 15, 2006, Mr. Tintor became President, Chief Executive Officer and a director of the Company.

Mr. Hirsch remains Chairman of the Board of Directors.
(4)	Includes warrants to acquire up to 1,130,000 common shares exercisable within sixty days. Also includes 840,083 common shares issuable upon conversion of convertible promissory notes.
(5)

Includes warrants to acquire up to 57,143 common shares exercisable within sixty days. As described under “Executive Compensation – Employment Contracts and Termination of Employment and Change-In-Control Arrangements”, Mr. Tintor is entitled to a $75,000 payment, payable in common shares, and 500,000 stock options to be issued pursuant to the 2006 Stock Incentive Plan.. Although the issuance of the common shares is anticipated to be completed within the next 60 days, they have not been included in this column since the number of common shares to be issued is not yet determined. The options have not been included in this column since they have not yet been issued and will vest only upon approval of the plan by the stockholders.

(6)

Includes warrants to acquire up to 1,130,000 common shares exercisable within sixty days, 1,575,000 common shares held by Mr. Seymour as a co-trustee of a trust, 320,757 common shares held jointly with his spouse, and 36,300 owned by his spouse. Mr. Seymour disclaims beneficial ownership of the 36,300 common shares owned by his spouse. Also includes 382,250 common shares issuable upon conversion of convertible promissory notes.

(7)	Messrs. Nesmith, Hamilton and Cook were appointed to the Board of Directors on February 15, 2006.
(8)	Includes warrants to acquire up to 30,000 common shares exercisable within sixty days.
(9)

Includes warrants to acquire up to 71,429 common shares exercisable within sixty days and 71,429 shares of common stock, all of which are owned by Tormin Resources Limited, a company owned and controlled by Mr. Cook.

(10)

As described under “Executive Compensation – Compensation of Non-Executive Directors”, Messrs. Nesmith, Hamilton, Cook and Seymour will each receive a one time grant of 200,000 stock options, 66,667 of which will vest to each such non-executive director upon approval by the stockholders of the 2006 Stock Incentive Plan.

These options have not been included in this column since they have not yet been issued and will vest only upon approval of the plan.
(11)	Mr. Anderson was also President and a director of the Company until February 15, 2006. Mr. Anderson was appointed Executive Vice President and Chief Operating Officer on February 15, 2006.
(12)	Includes options to acquire up to 675,000 common shares exercisable within sixty days.
(13)	Includes options to acquire up to 500,000 common shares and warrants to acquire up to 142,857 common shares exercisable within sixty days.
(14)

Includes options to acquire up to 1,175,000 common shares, warrants to acquire up to 2,561,429 common shares exercisable within sixty days. Also includes 1,222,333 common shares issuable upon conversion of convertible promissory notes.

          We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

          We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          None of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the annual meeting except for our current and future directors and executive officers inasmuch as they may be granted stock options or stock awards:

1.	each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

2.	each nominee for election as one of our directors; or

3.	any associate of any of the foregoing persons.

PROPOSAL NUMBER ONE:

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Election of Directors

          We propose to elect six directors, each to hold office until each director’s successor is elected and qualified at our next annual meeting.

          The persons named in the enclosed proxy will vote it for the election of the nominees listed under “Nominees for Election of Directors” below unless you instruct them otherwise, or unless a nominee is unwilling to serve as a director of our Company. Our Board of Directors has no reason to believe that any nominee will be unwilling to serve, but if a nominee should determine not to serve, the persons named in the proxy may vote for another candidate nominated by our Board of Directors.

          The affirmative vote of a plurality of the votes present in person or by proxy at the annual meeting and entitled to vote on the election of directors is required for election of each nominee as a director. Our Amended Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Nominees for Election as Directors

          Each of our current directors, Ronald A. Hirsch, Stephen D. Seymour, Nicholas Tintor, John F. Cook, Douglas P. Hamilton and Wade D. Nesmith have been nominated by our Board of Directors for election. It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of these individuals and they have consented to being named in this proxy statement and to serve, if elected. In the event that any or all of these individuals should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intend to vote for substitute nominees.

Directors and Executive Officers

          The following table and information that follows sets forth the names and positions of our directors and executive officers:

Name and Municipality of		Current Office with Nord Resources
Residence	Age	Corporation	Director Since

Ronald A. Hirsch(1)	62	Director and Chairman	September 7, 2000
Laguna Beach, CA

Nicholas Tintor(1)	50	Director, President and Chief Executive Officer	February 15, 2006
Mississauga, ONT

Stephen D. Seymour	64	Director	October 15, 2003
Baltimore, MD

Name and Municipality of		Current Office with Nord Resources
Residence	Age	Corporation	Director Since

Wade D. Nesmith	54	Lead Director	February 15, 2006
North Vancouver, BC

Douglas P. Hamilton	64	Director	February 15, 2006
North Chatham, MA

John F. Cook	66	Director	February 15, 2006
Roslin, ONT

Erland A. Anderson(2)	62	Executive Vice President and Chief Operating	N/A
Tucson, AZ		Officer

John T. Perry	40	Senior Vice President, Chief Financial Officer,	N/A
Tucson, AZ		Secretary and Treasurer

(1)

Mr. Hirsch also held the position of Chief Executive Officer of the Company until February 15, 2006. Effective February 15, 2006, Mr. Tintor became President, Chief Executive Officer and a director. Mr. Hirsch remains Chairman of the Board of Directors.

(2)	Mr. Anderson was also President and a director of the Company until February 15, 2006. Mr. Anderson was appointed Executive Vice President and Chief Operating Officer on February 15, 2006.

          The following is a description of the business background of the directors, director nominees and executive officers of our company.

          Ronald A. Hirsch – Mr. Hirsch has been a director of our company since September 7, 2000 and Chairman since October 20, 2003. He was also Chief Executive Officer from October 20, 2003 until February 15, 2006. Mr. Hirsch has over 30 years experience in the investment and corporate finance community. From January 2000 to October 2003, he was the President of Hirsch Enterprises, a private investment firm based in Laguna Beach, California. Until 1997, Mr. Hirsch was Senior Vice President -Investments with Lehman Brothers in New York where he was employed for 20 years, and previous to that was with Dean Witter for five years. He holds a bachelors degree in economics from Michigan State University and pursued advanced studies in Finance at New York University.

          Nicholas Tintor – Mr. Tintor was appointed President, Chief Executive Officer and a director of our company on February 15, 2006. He holds a Bachelor of Science (Geology) from the University of Toronto and brings to Nord more than 28 years of experience in all facets of mineral exploration and public resource company management. Mr. Tintor’s positions included Project Geologist, Urangesellschaft (Canada) Ltd. (1978-1982), Staff Geologist, Ontario Geological Survey (1982-1983), Assistant Editor, The Northern Miner (1983-1990), Chief Operating Officer, Great Lakes Minerals (1990-1997), Vice-President, Santa Cruz Gold Ltd. (1995-1998) and President, Chief Executive Officer and Director, New Inca Gold Inc. (1997-2004). Mr. Tintor has been President and CEO of Anaconda Gold Corp. since January 2002 and Vice President – Canada with Moto Goldmines Ltd. since May 2005. He is also a Director of Andina Minerals Inc. Mr. Tintor is a Member, The Canadian Institute of Mining and Metallurgy (CIMM), the Prospectors and Developers Association of Canada and the Ontario Prospectors Association.

          Stephen D. Seymour – Mr. Seymour was appointed a director of our company on October 15, 2003. He has over 30 years experience in sales, marketing and finance. Mr. Seymour has owned and been employed by Rockland Investments since 1986. He spent 15 years with Westinghouse Broadcasting where he was head of all television sales and marketing and a member of the board of the Broadcasting Division. Since 1980, he has specialized in leveraged buy outs, turn around situations and under managed and under capitalized ventures. Mr. Seymour holds an undergraduate degree from Rutgers University and an MBA from Columbia University.

          Wade D. Nesmith – Mr. Nesmith has been a director of our company since February 15, 2006 and is our Lead Director. He obtained his Bachelors of Law degree from York University – Osgoode Hall, Ontario in 1977. He has been Associate Counsel with Lang Michener LLP since November 2005 and from January to December 2004, prior to which he was the Vice President of Strategic Development for Westport Innovations Inc. from September 2000 to December 2003. He has been a director of Silver Wheaton Corp., a company listed on the Toronto Stock Exchange and the American Stock Exchange, since October 2004. He was a director and Secretary of Kingsway International Holdings Limited from August 1995 to August 2004 and a director and officer of Westport Innovations Inc. from April 1996 to April 2003, both of which are listed on the Toronto Stock Exchange, and a director of Creation Ventures Inc. from November 1999 to May 2003, which is listed on the TSX Venture Exchange. He was also a director and Chair of the Executive Committee of Oxford Automotive Inc., a private Michigan based company, from December 2003 to March 2005.

          Douglas P. Hamilton – Mr. Hamilton has been a director of our company since February 15, 2006. He has over 30 years of experience in operations and finance in the power generation, automotive and aerospace industries. Mr. Hamilton has been retired since 1997. Prior to his retirement, he was Senior Vice President – Finance and Chief Financial Officer of Barnes Group Inc. (1996-1997) and Vice President – Finance and Control of U.S. Power Generation Businesses for Asea Brown Boveri, Inc. (1993-1996). Prior to that, he held various executive and management positions at United Technologies, Corporation and Ingersoll-Rand Company. Mr. Hamilton holds an AB degree in Engineering Science from Dartmouth College and an MBA in accounting from Columbia University.

          John F. Cook – Mr. Cook has been a director of our company since February 15, 2006. Prior to that, for the past five years Mr. Cook has been the President of Tormin Resources Limited, a private company providing consulting services to the mining industry. He holds a Bachelor of Engineering (Mining), C. Eng UK, and P. Eng Ontario, and brings to Nord more than 40 years of experience in the operations and management of mining companies. Mr. Cook’s positions included Senior Mining and Managing Consultant, RTZ Consultants Ltd. (1974-78), Associate and Principal, Golder Associates Ltd. (1978-83), Senior Project Manager, General Manager, and Vice President Engineering, Lac Minerals Ltd. (1983-90), Vice President Operations, Goldcorp Inc. (1990-94), and Navan Resources Plc, Operations Director (1994-96). Currently, Mr. Cook serves as the Chairman of Wolfden Resources Inc. and of Anaconda Gold Corp. He is also a director of GLR Resources Inc., Uranium City Resources Inc. and MBMI Resources Inc.

          Erland A. Anderson – Mr. Anderson was appointed Chief Operating Officer and Executive Vice President of our company on February 15, 2006. He served as our President and was on the Board of Directors from October 2003 until February 15, 2006. Mr. Anderson has over 30 years operational experience in the mining industry. From December 30, 2002 to October 2003, he was our Vice President. From June, 1999 to December 30, 2002, he served as the Company’s Operations Manager and from 1994 to 1999 was North American Operations Manager for Nord Pacific Limited. Prior to 1994, Mr. Anderson was Vice President of Minera Roca Roja, S.A. de C.V., Walhalla Mining Company and Keweenaw Copper Company and a Director of Technical Services for St. Joe Minerals Corporation where he was employed for 14 years and had responsibility for mine planning and technical services. Mr. Anderson holds a degree in Civil Engineering Technology from Michigan Technological University and is a member of the Society for Mining, Metallurgy, and Exploration of the American Institute of Mining, Metallurgical, and Petroleum Engineers.

          John T. Perry – Mr. Perry was appointed as our Senior Vice President and Chief Financial Officer on April 1, 2005 and Secretary and Treasurer in September 2005. Mr. Perry has over 15 years (1989 to present) of mining and metals industry experience. Before joining our company, Mr. Perry was Vice President, Director with CB Richard Ellis, International Mining and Metals Group from December 2003 to August 2005. Prior to that, he held various positions with BHP Billiton Base Metals and BHP Copper Inc., including Vice President Finance with BHP Billiton Base Metals from August 2002 to November 2003, President, BHP Copper, Inc. from August 1999 to August 2002, and Vice President Finance and Administration for BHP Copper, Inc. He is a Certified Public Accountant and holds an undergraduate degree in Accounting and Finance as well as an MBA from the University of Arizona.

          Our directors hold office until the next annual meeting of the stockholders and the election and qualification of their successors. Officers are elected annually by the Board of Directors and serve at the direction of the Board of Directors.

Meetings of Directors During the Last Fiscal Year

          The Company’s Board of Directors did not hold any meetings during the fiscal year ended December 31, 2005. During 2005, the Board of Directors transacted its business by unanimous consent resolution.

          The Company does not have a formal policy with respect to director attendance at annual stockholders meetings, however, all directors are encouraged to attend. The Company did not hold an annual stockholders meeting last year.

          Stockholders may contact an individual director, the Board of Directors as a group, or a specified board committee or group, including the non-employee directors as a group, by writing to: Nord Resources Corporation, 1 West Wetmore Road, Suite 107, Tucson, Arizona, 85705, Attn: Board of Directors.

          The Board of Directors has determined that the following directors are independent, as defined in the listing standards of the American Stock Exchange (the “AMEX”): John F. Cook, Douglas P. Hamilton and Wade D. Nesmith.

Committees of the Board of Directors

          In February 2006, our Board of Directors established four board committees: an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and an Executive Committee. Since these Committees were established in February 2006, none of these Committees met during the fiscal year ended December 31, 2005.

          The information below sets out the current members of each of the Company’s board committees and summarizes the functions of each of the committees.

Audit Committee

          Our Audit Committee has been structured to comply with Rule 10A-3 under the Securities Exchange Act of 1934. Our Audit Committee is comprised of Douglas P. Hamilton, John F. Cook and Wade D. Nesmith, all of whom qualify as independent directors under the Securities Exchange Act of 1934, and the audit committee rules of the AMEX. Douglas P. Hamilton is the Chairman of the Audit Committee and our Board of Directors has determined that he satisfies the criteria for an audit committee financial expert under Item 401(e) of Regulation S-B of the rules of the Securities and Exchange Commission (“SEC”). Each Audit Committee member is able to read and understand fundamental financial statements, including the Company’s consolidated balance sheet, consolidated statement of operations and consolidated statement of cash flows.

          The Audit Committee will meet with management and our external auditors to review matters affecting the Company’s financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. The Audit Committee will review our significant financial risks, will be involved in the appointment of senior financial executives and will annually review our insurance coverage and any off balance sheet transactions.

          The Audit Committee is mandated to monitor our Company’s audit and the preparation of financial statements and to review and recommend to the Board of Directors all financial disclosure contained in our company’s public documents. The Audit Committee is also mandated to appoint external auditors, monitor their qualifications and independence and determine the appropriate level of their remuneration. The external auditors report directly to the Audit Committee and to the Board of Directors. The Audit Committee and Board of Directors each have the authority to terminate the external auditor’s engagement (subject to confirmation by our stockholders). The Audit Committee will also approve in advance any permitted services to be provided by the external auditors which are not related to the audit.

          The Company will provide appropriate funding as determined by the Audit Committee to permit the Audit Committee to perform its duties and to compensate its advisors. The Audit Committee, at its discretion, has the authority to initiate special investigations, and if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Audit Committee to fulfill its duties.

          The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and the AMEX. A copy of the Audit Committee charter is attached as Exhibit A to this proxy statement.

Report of the Audit Committee

          The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2005 with the Company’s management. In addition, the Audit Committee has discussed with the Company’s independent registered public accounting firm, Mayer Hoffman McCann P.C., the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from Mayer Hoffman McCann P.C. required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed, with Mayer Hoffman McCann P.C., their independence. The Audit Committee considered the compatibility of non-audit services with the auditors’ independence. Based on the discussions and reviews referenced above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements for the year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005. The Audit Committee has selected Mayer Hoffman McCann P.C. to serve as the Company’s Independent Registered Public Accounting Firm for the year 2006.

          The Audit Committee of the Board of Directors of Nord Resources Corporation:

Douglas P. Hamilton (Chairman)
Wade D. Nesmith
John F. Cook

Compensation Committee

          The Compensation Committee is comprised of Douglas P. Hamilton, John F. Cook and Wade D. Nesmith, all of whom qualify as independent directors under the rules of the AMEX. John F. Cook is the Chairman of the Compensation Committee. The Compensation Committee is responsible for considering and authorizing terms of employment and compensation of directors, executive officers and providing advice on compensation structures in the various jurisdictions in which our company operates. In addition, the Compensation Committee reviews our overall salary objectives and any significant modifications made to employee benefit plans, including those applicable to directors and executive officers, and proposes any awards of stock options and incentive and deferred compensation benefits.

          The Compensation Committee does not currently have a written charter, but is considering adopting a formal charter to govern its responsibilities and conduct.

Corporate Governance and Nominating Committee

          The Corporate Governance and Nominating Committee is comprised of Douglas P. Hamilton, John F. Cook and Wade D. Nesmith, all of whom qualify as independent directors under the rules of the AMEX. Wade D. Nesmith is the Chairman of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is responsible for developing our approach to corporate governance issues and compliance with governance rules. The Corporate Governance and Nominating Committee is also mandated to plan for the succession of our company, including recommending director candidates, review of board procedures, size and organization, and monitoring of senior management with respect to governance issues. The Committee is responsible for the development and implementation of corporate communications to ensure the integrity of our disclosure controls and procedures, internal control over financial reporting and management information systems. The purview of the Corporate Governance and Nominating Committee also includes the administration of our Board of Directors’ relationship with our management.

          The Corporate Governance and Nominating Committee identifies individuals believed to be qualified to become board members and recommends individuals to fill vacancies. There are no minimum qualifications for consideration for nomination to be a director of the Company. The Committee will assess all nominees using the same criteria. In nominating candidates, the Committee takes into consideration such factors as it deems appropriate, including judgment, experience, skills and personal character, as well as the needs of the Company. The Corporate Governance and Nominating Committee will consider nominees recommended by stockholders if such recommendations are made in writing to the Committee and will evaluate nominees for election in the same manner whether the nominee has been recommended by a stockholder or otherwise. To recommend a nominee, please write to the Corporate Governance and Nominating Committee c/o Nord Resources Corporation, Attn: Secretary, 1 West Wetmore Road, Suite 107, Tucson, Arizona, 85705.

          The Corporate Governance and Nominating Committee does not currently have a written charter, but is considering adopting a formal charter to govern its responsibilities and conduct.

Executive Committee

          The Executive Committee is comprised of Wade D. Nesmith, Stephen D. Seymour and Douglas P. Hamilton. Wade D. Nesmith is the Chairman of the Executive Committee. Mr. Nesmith and Mr. Hamilton qualify as independent directors under the rules of the AMEX. The purpose of the Executive Committee is to exercise all the powers and authority of the Board in the management of the property, affairs and business of the Company, except as otherwise provided in Section 141(c)(1) of the Delaware General Corporation Law and Section 3.10 of the Company’s By-Laws.

          A copy of the Executive Committee charter is attached as Exhibit B to this proxy statement.

Code of Ethics

          Effective January 5, 2006, the Company adopted a Code of Ethics that applies to all directors and officers. This code summarizes the legal, ethical and regulatory standards that must be followed and is a reminder to the directors and officers of the seriousness of that commitment. Compliance with this Code of Ethics and high standards of business conduct is mandatory for each director and officer. As adopted, the Code of Ethics sets forth written standards that are designed to deter wrongdoing and to promote:

1.	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.	compliance with applicable governmental laws, rules and regulations;

3.	the prompt internal reporting of violations of the Code of Ethics to the appropriate person or persons identified in the Code of Ethics; and

4.	accountability for adherence to the Code of Ethics.

         The Company will provide a copy of the Code of Ethics to any person without charge, upon request. Requests can be sent to: Nord Resources Corporation, at 1 West Wetmore Road, Suite 107, Tucson, Arizona, 85705.

Involvement in Certain Legal Proceedings

          Except as disclosed in this proxy, during the past five years none of our directors or executive officers is, or has been, a general partner or executive officer of any business that filed a bankruptcy petition (or had a bankruptcy petition filed against it), either at the time of filing or within two years prior to such time.

          None of our directors or executive officers has, within the past five years, been convicted in a criminal proceeding or been the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses).

          None of our directors or executive officers has, within the past five years, been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

          None of our directors or executive officers has, within the past five years, been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

          On February 22, 2001, we filed a petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code, 11 U.S.C., section 101, et seq. Mr. Hirsch was a director of the Company at the time of this filing. The petition was filed in the United States Bankruptcy Court for the District of New Mexico, in Albuquerque, New Mexico as case number 11-01-11160MA. We retained possession of our assets, as debtor-in-possession, and continued to operate our business. On April 23, 2001 the United States Bankruptcy Court dismissed the proceeding pursuant to 11 U.S.C., section 1112(b)(1), because the court held there was continuing loss to or diminution of the estate, there was no likelihood of rehabilitation, and it was in the best interests of the creditors and the estate.

          There are currently no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.

Certain Relationships and Related Transactions

          Except for the transactions described below, during the last two years none of our directors, officers or principal stockholders, nor any associate or affiliate of the foregoing have any interest, direct or indirect, in any transaction, or in any proposed transactions, which has materially affected or will materially affect us.

          As of December 31, 2005, we have accrued $295,000 for consulting services performed by Ronald Hirsch, Chairman of the Board. On December 31, 2004, Mr. Hirsch converted $25,000 of the accrued consulting liability into a convertible promissory note, which has a balance of $106,000 at year-end, which includes amounts owing in connection with this conversion as well as the advance of $81,000 cash to the Company by Mr. Hirsch. During 2004, Stephen Seymour, a director of our company, converted an advance of $66,000 cash to the Company into a convertible promissory note.

          During 2004, we issued convertible promissory notes to Stephen Seymour and Ronald Hirsch in the principal amounts of $66,000 and $106,000 (as described in the previous paragraph), respectively. The loans evidenced by these convertible notes accrue interest at 10% per annum, are unsecured and have been extended to mature on the earlier of May 8, 2006, or one week after the closing of an equity offering in which the Company raises in excess of $25 million, unless converted in accordance with their terms. The principal amounts of these loans and (at our option, the accrued interest thereon), may be converted on their maturity dates into common stock at the conversion price of $0.20 per share.

          We have accrued $45,948 and $78,448 in accounts payable for consulting services performed by Mine Tech Services, an entity owned and operated by Erland Anderson, our then President and a former member of our Board of Directors, under a verbal arrangement at December 31, 2005 and December 31, 2004, respectively. Services from Mine Tech Services ceased in 2002.

          As of December 31, 2005 and 2004, we have accrued $400,000 and $200,000, respectively, in unpaid salary to Mr. Hirsch and $270,500 and $172,500, respectively, to Mr. Anderson.

          In June 2004, we agreed to compensate Rex Loesby, our former Vice President of Corporate Development and Treasurer with 12,500 shares of common stock per month for his services. Furthermore, in consideration of past consulting services provided to us during 2004 by Mr. Loesby, we issued 50,000 shares of common stock to Mr. Loesby. We issued a total of 130,645 shares of common stock to Mr. Loesby during 2004 for consulting services, valued at $48,822. Between January 2005 and May 2005, we issued 67,271 shares of common stock valued at $22,720 to Rex Loesby for consulting services. As of May 9, 2005 Mr. Loesby is no longer an officer or employee of ours.

          In July 2004, Mr. Loesby purchased 71,500 units of our common stock in a private placement for total proceeds to our company of $25,025. The units include warrants to purchase 35,750 additional shares of common stock at an exercise price of $0.35 per share.

          On October 14, 2004, we acquired a right of first refusal and an option to purchase from Ronald Hirsch and Stephen Seymour, two of our directors, assets comprising ASARCO LLC’s Tennessee Mines Division zinc business. In consideration for the right of first refusal and the option, we assigned to Mr. Hirsch and Mr. Seymour all of our interests and rights to acquire ASARCO’s Tennessee Mines Division zinc business. We made this assignment after we were informed by our senior lender that we were not permitted to make the acquisition directly at that time. There are no restrictions imposed by our current lender in respect of these potential zinc assets.

          On February 26, 2005, Mr. Hirsch and Mr. Seymour assigned their interests and rights to acquire ASARCO’s Tennessee Mines Division zinc business to TMD Acquisition Corporation, a corporation formed by Mr. Hirsch and Mr. Seymour to facilitate an Asset Purchase Agreement dated March 21, 2005, with ASARCO. TMD Acquisition agreed to assume all of the duties and obligations owed to us by Mr. Hirsch and Mr. Seymour with respect to the right of first refusal and the option. We own no interest in TMD Acquisition.

          The option is intended to allow us to recoup the opportunity to purchase ASARCO’s Tennessee Mines Division zinc business in the future if the Asset Purchase Agreement is consummated. However, on August 2, 2005, ASARCO purported to terminate the underlying Asset Purchase Agreement between ASARCO and TMD Acquisition. ASARCO subsequently filed for relief under Chapter 11 of the United States Bankruptcy Code on August 8, 2005. TMD has informed us that it is disputing ASARCO’s position that the Asset Purchase Agreement has terminated under its own terms. Accordingly, we are not certain at this time whether or not the option will be upheld as currently exercisable. We are in the process of having TMD Acquisition assign back to us its interests in the Asset Purchase Agreement. It is contemplated that, in connection with the assignment, we would reimburse all costs incurred by TMD Acquisition, including all related legal expenses and due diligence costs, currently estimated to be approximately $320,000. It remains unclear whether this transaction will ultimately be of any direct value to us given ASARCO’s stated position and its application for relief under Chapter 11 of the United States Bankruptcy Code.

          During June 2004, Ronald Hirsch exercised 1,750,000 stock options at an exercise price of $0.02 per share, for a total of $35,000. Subsequently, during April 2005, we agreed to rescind this stock option exercise and to reinstate the original 1,750,000 options at the exercise price and with the expiration date of the options under the original grant, in order to facilitate tax planning by Mr. Hirsch. In exchange for the $35,000 that was paid to exercise the stock options, we issued Mr. Hirsch a convertible promissory note for $35,000, dated as of the date of the rescinded option exercise. The promissory note bears interest at 10.0% per annum and was originally convertible on the maturity date of January 1, 2006 into common stock at a conversion rate of $0.175 per share. The maturity of this note has been extended to the earlier of May 8, 2006, or one week after the closing of an equity offering in which the Company raises in excess of $25 million.

          On June 21, 2005, we entered into a $600,000 revolving line of credit agreement with Ronald Hirsch and Stephen Seymour. The line of credit bears interest at 6.0% per annum and was to mature on December 31, 2005. The maturity of this loan has been extended to the earlier of May 8, 2006, or one week after the closing of an equity offering in which the Company raises in excess of $25 million. In consideration for the issuance of the line of credit, we agreed to issue to the lenders four shares of common stock and four warrants for every $1 loaned to us. Each warrant entitles the lender to purchase one share of common stock at an exercise price of $0.25 for a period of three years. In connection with our loan from Auramet Trading, LLC, Mr. Hirsch, Stephen D. Seymour and Auramet Trading entered into a Subordination Agreement dated October 17, 2005 whereby Mr. Hirsch and Mr. Seymour agreed to subordinate all present and future loans to us in favor of any and all indebtedness that we have with Auramet Trading. This Subordination Agreement was superseded by a new Subordination Agreement dated November 8, 2005 in connection with our loan from Nedbank Limited.

          On October 17, 2005, we obtained a loan in the amount of $2,850,000 from Auramet Trading, LLC, of which $1,850,000 was funded by Ronald Hirsch pursuant to an Agreement for Credit Risk Participation dated October 17, 2005, between Auramet Trading and Mr. Hirsch. The agreement gave

Mr. Hirsch the right to own a 65% interest in the loan and in all documents, instruments and collateral issued by Auramet Trading, as well as all payments, recoveries or distributions in connection with the loan. On November 8, 2005, we used $1,860,175 of the proceeds from the loan from Nedbank Limited to repay the portion of the Auramet Trading that was contributed by Ronald Hirsch.

          In September 2005, we commenced a private placement of equity securities up to a maximum of 1,428,571 units, whereby one unit, consisting of one share of common stock and a warrant to purchase one share of common stock, was offered for $0.35 per unit. We sold 899,644 units for a total of $314,875. The stock purchase warrants have an exercise price of $0.40 and expire in three years. We issued these securities to accredited investors, relying on Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended. Certain of our executive officers and directors participated in the private placement as follows: Nicholas Tintor (57,143 units), Wade D. Nesmith (30,000 units), John T. Perry (142,857 units) and Tormin Resources Limited, a company owned and controlled by John F. Cook, (71,429 units). All insiders participated on the same terms as third party purchasers.

          Other than compensatory arrangements described under “Executive Compensation,” we have no other transactions, directly or indirectly, with our promoters, directors, senior officers or principal stockholders, which have materially affected or will materially affect us.

Conflicts of Interest

          To our knowledge, and other than as disclosed in this proxy, there are no known existing or potential conflicts of interest among us, our promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests except that certain of the directors and officers serve as directors and officers of other companies, and therefore it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other companies.

Compliance with Section 16(A) of the Securities Exchange Act

          Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. We have received copies of such forms from our executive officers and directors, but are aware that during the fiscal year ended December 31, 2005 these filings were not made on a timely basis.

EXECUTIVE COMPENSATION

Summary Compensation Table

          The following table sets forth compensation awarded to, earned by or paid to each of the individuals who served as our Chief Executive Officer and our four other most highly compensated executive officers (the “named executive officers”) for the fiscal years ended December 31, 2005, 2004 and 2003.

		Annual Compensation			Long Term Compensation
					Awards		Payouts
				Other	Common	Restricted
				Annual	Shares Under	Shares or	Long Term	All Other
				Compen-	Options/ SARs	Restricted	Incentive	Compen-
Name and	Fiscal	Salary	Bonus	sation	Granted	Share Units	Plan Payouts	sation
Principal Position	Year	($)	($)	($)	(#)	($)	($)	($)

Ronald A. Hirsch	2005	200,000(2)	–	–	–	–	–	–
Chairman and	2004	200,000(2)	–	–	–	–	–	–
Chief Executive	2003	–	–	90,000(3)	3,000,000(4)	–	–	–
Officer(1)

Erland A.	2005	150,000(6)	–	–	–	–	–	–
Anderson	2004	150,000(6)	–	–	–	–	–	–
President and	2003	109,890(6)	–	–	1,500,000	–	–	–
Chief Operating
Officer(5)

John T. Perry	2005	52,700(7)	75,000(8)	–	500,000	–	–	–
Senior Vice	2004	–	–	–	–	–	–	–
President, Chief	2003	–	–	–	–	–	–	–
Financial Officer,
Secretary, and
Treasurer

(1)	Mr. Hirsch resigned as Chief Executive Officer of the Company effective February 15, 2006, but remains Chairman of the Board.
(2)	$200,000 of salary deferred in each of 2005 and 2004.
(3)	Deferred compensation for consulting services while serving as non-executive director.
(4)

During June 2004, Mr. Hirsch exercised 1,750,000 stock options at an aggregate exercise price of $35,000. During April 2005, we agreed to rescind this stock option exercise and to reinstate the original 1,750,000 options at the exercise price and with the expiration date of the options under the original grant. We issued Mr. Hirsch a convertible promissory note, dated as of the date of the rescinded option exercise, for the $35,000 received by us as the exercise price but which was not refunded to Mr. Hirsch upon cancellation of the underlying stock. (See “Certain Relationships and Related Transactions” for details).

(5)	Mr. Anderson resigned as President and was appointed Executive Vice President and Chief Operating Officer effective February 15, 2006.
(6)	$98,000, $140,000 and $32,500 of salary deferred in 2005, 2004 and 2003, respectively.
(7)	Shares in lieu of salary.
(8)	Shares issued upon entering into employment agreement.

Option Grants in Fiscal 2005

          The following table shows options granted during the fiscal year ended December 31, 2005 to our named executive officers:

	Individual Grants
		Percent of Total			Grant Date Value
	Number of Shares	Options Granted to
	Underlying Options	Employees in Fiscal	Exercise or Base		Grant Date Present
	Granted (#)	Year	Price ($ Per Share)	Expiration Date	Value ($)
Ronald A. Hirsch	1,750,000(1)	77.9%	$0.02	October 19, 2008	515,826(2)
Erland A. Anderson	N/A	N/A	N/A	N/A	N/A
John T. Perry	200,000	8.9%	$0.30	April 1, 2010	57,893(3)
	100,000	4.4%	$0.40	April 1, 2010	28,783(3)
	100,000	4.4%	$0.50	April 1, 2010	28,642(3)
	100,000	4.4%	$0.60	April 1, 2010	28,517(3)

(1)

During June 2004, Mr. Hirsch exercised 1,750,000 stock options at an aggregate exercise price of $35,000. During April 2005, we agreed to rescind this stock option exercise and to reinstate the original 1,750,000 options at the exercise price and with the expiration date of the options under the original grant. For accounting purposes, the reinstatement of these options is treated as a new grant of 1,750,000 options. We issued Mr. Hirsch a convertible promissory note, dated as of the date of the rescinded option exercise, for the $35,000 received by us as the exercise price but which was not refunded to Mr. Hirsch upon cancellation of the underlying stock. (See “Certain Relationships and Related Transactions” for details).

(2)

The grant date present value shown is an estimate only, arrived at using the Black-Scholes option pricing model, with the following assumptions as of the grant date: risk-free interest rate of 3.67%, expected life of option of 3.33 years, expected dividend yield of 0%, and expected volatility of 185%.

(3)

The grant date present value shown is an estimate only, arrived at using the Black-Scholes option pricing model, with the following weighted average assumptions as of the grant date: risk-free interest rate of 3.9%, expected life of option of five years, expected dividend yield of 0%, and expected stock volatility of 185%.

Option Exercises in Fiscal 2005

          During the year ended December 31, 2005, there were no stock options exercised by directors or named executive officers. In January and February 2006, certain of our directors and executive officers exercised stock options totaling 2,675,000 at an exercise price of $0.02, for gross proceeds of $53,500.

Long Term Incentive Plan Awards

          We currently have no long term incentive plans in place.

Compensation of Non-Executive Directors

          The Board of Directors is currently reviewing a proposed compensation structure for our non-executive directors which will be designed to fairly pay non-executive directors for work required while aligning the interests of the non-executive directors with the long-term interests of stockholders. At this time, it is expected that our non-executive directors will receive a one-time grant of 200,000 stock options, vesting as to one-third upon stockholder approval of the 2006 Stock Incentive Plan and one-third on each of the first and second anniversary of each non-executive’s appointment date, at an exercise price to be determined by the Board of Directors.

          Non-executive directors will receive a $25,000 annual retainer, with an additional $15,000 to be paid annually to the Chairman of the Audit Committee and to the Lead Director. In addition, $7,500 will be paid annually to the Chairman of each of the Compensation Committee and Nominating and Corporate Governance Committee. It is currently expected that all of these fees will be payable in stock, or such other equity-based compensation as the Board of Directors determines. The Chairman of the Executive Committee will receive a monthly retainer of $5,000 and the other members of the Executive Committee will receive a monthly retainer of $1,000. The Executive Committee fees will be payable in cash. The non-executive directors will also receive attendance fees of $1,500 for each board and committee meeting (except for members of the Executive Committee who will not receive additional attendance fees for Executive Committee meetings), payable in cash.

          It is anticipated that the fees payable in stock will be issued pursuant to the Company’s 2006 Stock Incentive Plan, which will be submitted to the stockholders for approval as described in this proxy statement under the heading “Proposal Number Four: Approval of 2006 Stock Incentive Plan.” The non-executive directors will have limited rights, exercisable within applicable time limits, to elect to have any percentage of such awards, payable in deferred stock units.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

          On January 2, 2004, we entered into an Executive Employment Agreement with Erland A. Anderson to serve as our President. The term of this agreement is for three years, and the agreement is subject to automatic renewal for successive one year periods unless cancelled by either of the parties. Mr. Anderson’s base salary under the agreement is $150,000 annually. Mr. Anderson is also entitled to participate in a formal incentive stock option plan, once adopted by us. Additionally, Mr. Anderson is entitled to participate in all health, insurance, retirement and other benefits provided to our other senior executives pursuant to authorization by our Board of Directors. Absent a change in control, if we terminate Mr. Anderson for any reason not for cause (other than due to death or disability), we must pay to Mr. Anderson (i) accrued unpaid salary, bonuses and expenses, if any, (ii) his base salary for the greater of the remaining term and 12 months, and (iii) his health insurance premiums until the earlier of the expiration of 12 months and the date he is eligible for similar health benefits with another employer. Following a change in control, in the event we terminate Mr. Anderson for any reason other than for death/disability or cause, we are required to pay Mr. Anderson all accrued unpaid salary, bonuses, and expenses, a lump sum equal to three times his base salary, and we are required to pay for his health, dental, and disability insurance premiums for 18 months. Mr. Anderson may also elect to terminate his employment following a change of control and receive these payments. In connection with his employment with our company, Mr. Anderson received stock options for the purchase of up to 1,500,000 shares of our common stock with an exercise price of $0.02 per share, which was the market price at the time of grant. In January 2006, Mr. Anderson voluntarily surrendered half of these options for cancellation and received in exchange 675,000 options with a grant date of February 1, 2006 and exercisable for five years at a price of $0.50 per share. Effective February 15, 2006, Mr. Anderson resigned as our President and was appointed as Executive Vice President and Chief Operating Officer. On February 15, 2006, we entered into a waiver and amendment to the Executive Employment Agreement with Mr. Anderson to revise the Executive Employment Agreement in light of Mr. Anderson’s new appointments and to confirm the waiver of any rights that he may have had under such Agreement in respect of Nicholas Tintor’s appointment as President and the changes to the composition of the Board of Directors.

          On January 2, 2004, we entered into an Executive Employment Agreement with Ronald Hirsch to serve as our CEO. The term of this agreement is for three years, and the agreement is subject to automatic renewals for successive one year periods unless cancelled by either of the parties. Mr. Hirsch’s base salary under the agreement is $200,000 annually. Mr. Hirsch is also entitled to participate in a formal incentive stock option plan, once adopted by us. In addition, Mr. Hirsch is entitled to participate in all health, insurance, retirement and other benefits provided to our other senior executives pursuant to authorization by our Board of Directors. Absent a change in control, if we terminate Mr. Hirsch for any reason not for cause (other than due to death or disability), we must pay to Mr. Hirsch (i) accrued unpaid salary, bonuses and expenses, if any, (ii) his base salary for the greater of the remaining term and 12 months, and (iii) his health insurance premiums until the earlier of the expiration of 12 months and the date he is eligible for similar health benefits with another employer. Following a change in control, in the event we terminate Mr. Hirsch for any reason other than for death/disability or cause, we are required to pay Mr. Hirsch all accrued unpaid salary, bonuses, and expenses, a lump sum equal to three times his base salary, and we are required to pay for his health, medical, and disability insurance premiums for 18 months. Mr. Hirsch may also elect to terminate his employment following a change of control and receive these payments. In connection with his employment by our company, Mr. Hirsch received stock options for the purchase of up to 3,000,000 shares of our common stock with an exercise price of $0.02 per share, which was the market price at the time of grant. Effective February 15, 2006, Mr. Hirsch resigned as our Chief Executive Officer but will continue as Chairman of our Board of Directors. On February 15, 2006, we entered into a waiver and amendment to the Executive Employment Agreement with Mr. Hirsch to confirm that he will work with Mr. Tintor for six months as part of the Company’s transition to our new Chief Executive Officer, and will continue to act as Chairman for a period of two years after we have received funding of at least $25,000,000. As well, the waiver and amendment provides that Mr. Hirsch will receive the compensation set forth in his original Executive Employment Agreement until that date that is six months after we receive such funding, and thereafter at the rate of $100,000 annually. Any accrued and unpaid salary owing to Mr. Hirsch to and including the date that we receive funding of at least $25,000,000 will be paid, following the funding, as to 50% in cash and 50% in fully-paid and non-

assessable shares of our common stock with a deemed issue price per share equal to 75% of the price at which any of our shares are sold to complete such funding. Pursuant to the waiver and amendment, Mr. Hirsch has waived any rights that he may have had under his Executive Employment Agreement in respect of Mr. Tintor’s appointment as Chief Executive Officer and the changes to the composition of the Board of Directors. However, we have acknowledged, and the waiver and amendment provides that Mr. Hirsch has the right: (a) in the event of a change in control, to receive from our company the balance accrued and owing under his amended Executive Employment Agreement; and (b) in the event of a termination of the Executive Employment Agreement for any reason other than by the company for cause (as defined in the Employment Agreement), Mr. Hirsch’s breach or his death, to continue to receive from our company health insurance benefits at the then current level until Mr. Hirsch reaches the age of 65. If our company has not received funding of at least $25,000,000 on or before August 31, 2006, Mr. Hirsch will be appointed as our President and Chief Executive Officer with an annual salary of $200,000, and Mr. Tintor will voluntarily resign from such positions.

          Effective April 1, 2005, we hired John T. Perry as our Senior Vice President and Chief Financial Officer. In connection with his hiring, we executed a memorandum of understanding with Mr. Perry which states that for employment services rendered, Mr. Perry will be compensated on a monthly basis with 20,000 shares of common stock until such time that we receive funding of at least $10,000,000. Additionally, we agreed to issue 500,000 shares of common stock to Mr. Perry as a signing bonus, of which 250,000 were issued upon the execution of the memorandum of understanding, and the remaining 250,000 will be disbursed one year thereafter. We also issued stock options to Mr. Perry entitling him to purchase up to 500,000 shares of our common stock, exercisable for a term of five years, as follows: (a) 200,000 shares at an exercise price of $0.30 per share; (b) 100,000 at an exercise price of $0.40 per share; (c) 100,000 at an exercise price of $0.50 per share; and (d) 100,000 at an exercise price of $0.60 per share. On April 18, 2005, we entered into an employment agreement with John T. Perry to serve as our Senior Vice President and Chief Financial Officer. The term of this agreement is for two years, and the agreement is subject to automatic renewal for successive one year periods unless cancelled by either of the parties. Mr. Perry’s base salary under the agreement is $175,000 annually, although Mr. Perry has agreed to accept 20,000 shares of common stock per month under his memorandum of understanding with us, in lieu of cash salary, until we have received funding of at least $10,000,000. The agreement also confirms that Mr. Perry will be compensated in the form of common shares of our company until such time as we complete a financing of at least $10 million. In addition, Mr. Perry is entitled to participate in a formal incentive stock option plan, once adopted by us. Mr. Perry is also entitled to participate in all health, insurance, retirement and other benefits provided to our other senior executives pursuant to authorization by our Board of Directors. Absent a change in control, if we terminate Mr. Perry for any reason not for cause (other than due to death or disability), we must pay to Mr. Perry (i) accrued unpaid salary, bonuses and expenses, if any, (ii) his base salary for the greater of the remaining term and 12 months, and (iii) his health insurance premiums until the earlier of the expiration of 12 months and the date he is eligible for similar health benefits with another employer. Following a change in control, in the event we terminate Mr. Perry for any reason other than for death/disability or cause, we are required to pay Mr. Perry all accrued unpaid salary, bonuses, expenses, a lump sum equal to three times his base salary, and we are required to pay for his health, dental, and disability insurance premiums for 18 months. Mr. Perry may also elect to terminate his employment following a change of control and receive these payments. On February 15, 2006, we entered into a waiver agreement with Mr. Perry to confirm the waiver of any rights that he may have had under his Executive Employment Agreement with respect to the changes to the composition of the Board of Directors.

          On February 17, 2006, Nicholas Tintor accepted our offer to serve as President and Chief Executive Officer of our Company. We will enter into a definitive Executive Employment Agreement with Mr. Tintor within 30 days of the date of his acceptance of our offer. The term of his Executive Employment Agreement will be for three years and his initial salary will be $6,000 per month, increasing to $200,000 per annum contingent and effective upon the Company receiving funding of at least $25,000,000. Until such time as our Company receives such funding, Mr. Tintor’s salary will be accrued but will remain unpaid. Mr. Tintor will report to the Executive Committee of the Company’s Board of Directors and will voluntarily resign from his executive positions if our Company does not receive funding of at least $25,000,000 on or before August 31, 2006. We have agreed to pay Mr. Tintor a signing bonus of $150,000, payable as to $75,000 as soon as practicable following the adoption of a formal stock incentive plan and $75,000 on the one-year anniversary of his acceptance. The bonus is to be paid in shares of common stock (upon adoption of a formal stock incentive plan), to be issued as fully paid and non-assessable at a deemed issue price per share equal to the market price of our common stock, less a 15% discount to reflect their status as “restricted securities” with the meaning assigned in Rule 144 under the Securities Act of 1933, as amended. Additionally, we agreed to grant Mr. Tintor 500,000 options to purchase shares of common stock with a term of three years, to be issued upon adoption of a formal stock incentive plan by our board. Mr. Tintor will also receive all normal Company benefits and be eligible for participation in future Company stock option and executive bonus plans as implemented by our Board of Directors.

Report on Repricing of Options/SARs

          None.

Equity Compensation Plans

          We previously granted incentive and non-qualified stock options to our employees and directors under the terms of our 1991 Stock Option Plan. No stock options remain outstanding under the 1991 Stock Option Plan. We have also granted non-qualified stock options under individual compensation arrangements, which have been authorized by our Board of Directors.

          The following table provides a summary of the number of options granted under our 1991 Stock Option Plan, and the number of options granted under individual compensation agreements and the weighted average exercise price and the number of options remaining available for issuance as at December 31, 2005.

	Number of		Number of securities
	securities to be	Weighted	remaining available
	issued upon	average	for future issuance
	exercise of	exercise price	under equity
	outstanding	of outstanding	compensation plans
	options,	options,	(excluding securities
	warrants and	warrants and	reflected in
	rights	rights	column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	None	N/A	None
Equity compensation plans not approved by security holders	4,739,999	$0.25	N/A
Total(1)	4,739,999	$0.25	None

(1)

Includes certain options granted to executive officers pursuant to employment agreements described in more detail under the caption “Employment Contracts and Termination of Employment and Change-In-Control Arrangements.”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE.
DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST

PROPOSAL NUMBER TWO:

APPROVAL OF GRANT OF DISCRETIONARY AUTHORITY TO THE COMPANY’S BOARD
OF DIRECTORS TO AMEND THE COMPANY’S AMENDED CERTIFICATE OF
INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S
COMMON STOCK AT A RATIO WITHIN THE RANGE FROM ONE-FOR-TWO TO ONE-
FOR-SIX AT ANY TIME PRIOR TO THE NEXT ANNUAL MEETING OF STOCKHOLDERS

Overview

          On February 15, 2006, our Board of Directors adopted resolutions approving and authorizing proposed amendments to our Amended Certificate of Incorporation (the “Amended Certificate”) to effect a reverse stock split of all outstanding shares of common stock at an exchange ratio ranging from one-for-two to one-for-six. The Board of Directors has declared such proposed amendments to be advisable and has recommended that these proposed amendments be presented to the stockholders for approval. You are now being asked to vote upon these amendments to the Amended Certificate which would effect a reverse stock split whereby a number of outstanding shares of common stock between and including two and six would be combined into one share of common stock. The reverse stock split would reduce the number of outstanding (but not authorized) shares of common stock.

          Upon receiving stockholder approval, the Board of Directors will have the sole discretion to elect, as it determines to be in the best interests of the Company and its stockholders, whether or not to effect a reverse stock split, and if so, the number of shares of common stock between and including two and six which will be combined into one share of common stock, at any time before the next annual meeting of stockholders. The Board of Directors believes that stockholder approval of these amendments granting the Board of Directors this discretion, rather than approval of a specified exchange ratio, provides the Board of Directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders.

          The text of the form of proposed amendments to our Amended Certificate is attached hereto as Exhibit C. By approving these amendments, stockholders will approve a series of amendments to the Amended Certificate pursuant to which any whole number of outstanding shares between and including two and six would be combined into one share of common stock, and authorize the Board of Directors to file only one such amendment as determined by the Board of Directors in the manner described herein, and to abandon each amendment not selected by the Board of Directors. The Board of Directors may also elect not to undertake any reverse split and abandon all the amendments.

          If approved by the stockholders, and following such stockholder approval the Board of Directors determines that effecting a reverse stock split is in the best interests of the Company and its stockholders, the reverse stock split will become effective upon filing one such amendment with the Secretary of State of the State of Delaware. The amendment filed thereby will contain the number of shares elected by the board within the limits set forth in this proposal to be combined into one share of common stock. The text of the proposed amendment is subject to modifications to include such changes as may be required by the office of the Secretary of State of Delaware or as our Board of Directors deems necessary and advisable to effect the reverse stock split.

          If the Board of Directors elects to effect a reverse stock split following stockholder approval, the number of issued and outstanding shares of common stock would be reduced in accordance with an exchange ratio determined by the Board of Directors within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of the outstanding common stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. The reverse stock split, if implemented, would not change the number of authorized shares of common stock or the par value of the Company’s common stock.

Reasons for Reverse Stock Split

          The principal reason for the reverse stock split is to reduce the number of shares of the Company’s common stock outstanding and thereby attempt to raise the per share price of the Company’s common stock. This would enhance our ability to seek the listing of our common stock on the Nasdaq National Market, the Nasdaq SmallCap Market or the American Stock Exchange (the “AMEX”). In order for a company’s stock to be listed on the Nasdaq National Market, the Nasdaq SmallCap Market or the AMEX, it must meet certain requirements, including a minimum bid price of $5.00 per share for the Nasdaq National Market, a minimum bid price of $4.00 per share for the Nasdaq SmallCap Market and a minimum bid price of $2.00 per share for the AMEX. On April ◆, 2006, the last reported sales price of our common stock on the Pink Sheets was $◆. There can be no assurance that the reverse stock split will result in an increase in the per share price of our common stock or that we will be able to obtain the listing of our shares of common stock on the Nasdaq National Market, the Nasdaq SmallCap Market or AMEX even if we meet their respective minimum bid price requirements.

          In addition, we believe that a reverse stock split could improve the marketability of the common stock and will encourage interest and trading in the common stock. A number of institutional investors and investment funds are reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and brokerage firms may be reluctant to recommend lower-priced stocks to their clients. By effecting a reverse stock split, we may be able to raise our common stock price to a level where our common stock would be viewed more favorably by potential investors. Other investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. A higher stock price after a reverse stock split would help to reduce this concern. The combination of lower transaction costs and increased interest from institutional investors and investment funds could have the effect of improving the trading liquidity of our common stock.

          In evaluating whether or not to authorize the reverse stock split, the Board of Directors also took into account various negative factors associated with a reverse stock split. These factors include: the negative perception of reverse stock splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split.

          Our Board of Directors intends to effect the proposed reverse stock split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price for our common stock, and only if the implementation of a reverse stock split is determined by the Board of Directors to be in the best interest of the Company and its stockholders. If the trading price of our common stock increases without a reverse stock split, the Board may exercise its discretion not to implement a reverse split.

Risks Associated with a Reverse Stock Split

          Reduced Market Capitalization. As noted above, the principal purpose of the reverse stock split would be to help increase the price of our common stock above the threshold required for listing on either the Nasdaq SmallCap Market or the AMEX. We cannot assure you that the reverse stock split will accomplish this objective. While we expect that the reduction in our outstanding shares of common stock will increase its market price, we cannot assure you that the reverse stock split will increase the market price of our common stock in proportion to the reduction in the number of shares outstanding as a result of the reverse stock split or result in any permanent increase in the market price, which can be dependent upon many factors, including our business and financial performance and prospects. Should the market price decline after the reverse stock split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the reverse stock split. In some cases the stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of our common stock immediately after the effective date of the proposed reverse stock split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the reverse stock split is effected, or that the reverse stock split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the reverse stock split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the reverse stock split, then our overall market capitalization will be reduced.

          Increased Transaction Costs. The number of shares held by each individual stockholder will be reduced if the reverse stock split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the reverse stock split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

          Liquidity. Although the Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the reverse stock split and the anticipated increase in the price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, liquidity could also be adversely affected by the reduced number of shares outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split

          After the effective date of the proposed reverse stock split, each stockholder will own a reduced number of shares of common stock. However, the proposed reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company (except to the extent that the reverse split would result in any of the stockholders owning a fractional share as described below). Proportionate voting rights and other rights and preferences of the holders of common stock will not be affected by the proposed reverse stock split (except to the extent that the reverse split would result in any stockholders owning a fractional share as described below). The number of stockholders of record also will not be affected by the proposed reverse stock split (except to the extent that the reverse split would result in any stockholders owning only a fractional share as described below).

          Although the proposed reverse stock split will not affect the rights of stockholders or any stockholder’s proportionate equity interest in the Company, subject to the treatment of fractional shares, the number of authorized shares of common stock will not be reduced. This will increase significantly the ability of the Board of Directors to issue authorized and unissued shares without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock. The effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting, for example, the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Amended Certificate or the bylaws.

          The following table contains approximate information relating to the common stock under each of the proposed amendments based on share information as of March 15, 2006 (in thousands):

	Pre Reverse
	Split	1-for-2	1-for-3	1-for-4	1-for-5	1-for-6

Authorized	50,000	50,000	50,000	50,000	50,000	50,000

Outstanding	33,349	16,674	11,116	8,337	6,670	5,558

Reserved for future issuance pursuant to
outstanding stock options, warrants and rights	7,883	3,941	2,628	1,971	1,577	1,314

          The Company has certain outstanding stock options and warrants to purchase shares of common stock. Under the terms of the Company’s outstanding stock options and warrants, the proposed reverse stock split will effect a reduction in the number of shares subject to such outstanding options and warrants proportional to the ratio of the reverse stock split and will effect a proportionate increase in the exercise price of such outstanding stock options and warrants. In connection with the proposed reverse stock split, the number of shares of common stock issuable upon exercise or conversion of outstanding stock options and warrants will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.

          The Company also has certain outstanding convertible debt. The proposed reverse stock split would also result in a proportionate increase in the conversion price of that debt and decrease in the number of shares issuable upon conversion of that debt.

          If the proposed reverse stock split is implemented, it will increase the number of stockholders of the Company who own “odd lots” of less than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

          The common stock is currently registered under Section 12(g) of the Securities Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Securities Exchange Act. The proposed reverse stock split will not affect the registration of the common stock under the Securities Exchange Act.

Effective Date

          The proposed reverse stock split would become effective as of 5:00 p.m. Eastern time on the date of filing of the Certificate of Amendment with the office of the Secretary of State of the State of Delaware. On the effective date, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholder, into new shares of common stock in accordance with the ratio determined by the Board of Directors within the limits set forth in this proposal.

Fractional Shares

          We will not issue any fractional shares in connection with a reverse stock split. Instead of any fractional shares to which a holder of common stock would otherwise be entitled as a result of the reverse stock split, we will pay cash equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing prices of the common stock on the relevant market (as adjusted to reflect the reverse stock split) during the ten consecutive trading days ending on the trading day immediately prior to the effective date. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment as described herein.

Exchange of Certificates

          Once the Certificate of Amendment to our Amended Certificate effecting the reverse stock split is filed with the Secretary of State of the State of Delaware, the reverse stock split would occur without any further action on the part of stockholders and would not be affected by the timing of the physical surrender of the old stock certificates. As soon as practicable after the effective date, stockholders will be notified that the reverse stock split has been effected. The Company’s transfer agent will act as “exchange agent” for purposes of implementing the exchange of stock certificates. Holders of pre-reverse stock split shares will be asked to surrender to the exchange agent certificates representing pre-reverse stock split shares in exchange for certificates representing post-reverse stock split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates and no payments in lieu of fractional shares will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

          STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE STOCK SPLIT CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Matters

          The par value of the common stock would remain the same after the reverse stock split becomes effective. As a result, the stated capital of the Company would be reduced and capital in excess of par value (paid-in capital) increased accordingly. Stockholders’ equity would remain unchanged. The per share net income (loss) would be retroactively restated to reflect any reverse stock split.

Potential Anti-Takeover Effect

          Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of Nord with another company), the reverse stock split proposal is not being proposed in response to any effort to accumulate our common stock or obtain control of us.

No Dissenters’ Rights

          Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

          The following is a summary of the material U.S. federal income tax consequences of the proposed reverse stock split. This discussion is based on the Internal Revenue Code, the Treasury Regulations promulgated thereunder, published statements by the Internal Revenue Service and other applicable authorities on the date of this proxy statement, all of which are subject to change, possibly with retroactive effect. This discussion does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. Further, it does not address any state, local or foreign income or other tax consequences. This summary also assumes that the shares of common stock held immediately prior to the effective time of the reverse stock split were, and the new shares received will be, held as a “capital asset”, as defined in the Internal Revenue Code (generally, property held for investment).

          Subject to the discussion below concerning the treatment of the receipt of cash payments instead of fractional shares, we believe that the material U.S. federal income tax consequences of the reverse stock split are as follows:

  We will not recognize any gain or loss as a result of the reverse stock split.

  You will not recognize any gain or loss as a result of the reverse stock split, except with respect to cash received instead of fractional shares.

  The aggregate adjusted basis of the shares of each class of our common stock you hold following the reverse stock split will be equal to your aggregate adjusted basis immediately prior to the reverse stock split, reduced by any tax basis attributable to a fractional share.

  Your holding period for the common stock you continue to hold after the reverse stock split will include your holding period for the common stock you held immediately prior to the reverse stock split.

          In general, if you receive cash instead of a fractional share of our common stock, you will recognize capital gain or loss based on the difference between the amount of cash received and your adjusted basis in the fractional share. The capital gain or loss will constitute long-term capital gain or loss if your holding period for our common stock is greater than one year as of the date of the reverse stock split. The deductibility of capital losses is subject to limitations.

          Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential tax consequences to you of the reverse stock split.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO
GRANT DISCRETIONARY AUTHORITY TO THE COMPANY’S BOARD OF DIRECTORS
TO AMEND THE COMPANY’S AMENDED CERTIFICATE OF INCORPORATION TO
EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK, AT A RATIO
WITHIN THE RANGE FROM ONE-FOR-TWO TO ONE-FOR-SIX, AT ANY TIME PRIOR TO
THE NEXT ANNUAL MEETING

PROPOSAL NUMBER THREE:

APPROVAL OF AMENDMENT TO AMENDED CERTIFICATE OF INCORPORATION TO
INCREASE AUTHORIZED SHARES OF COMMON STOCK

          The stockholders are being asked to approve an amendment to the Company’s Amended Certificate of Incorporation (the “Amended Certificate”) to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000. On February 15, 2006, the Company’s Board of Directors adopted resolutions approving and authorizing the amendment and directing that the amendment be submitted to a vote of the stockholders at the Annual Meeting. A copy of the proposed amendment to our Amended Certificate effecting the increase in our authorized shares is attached hereto as Exhibit D. The Board determined that the amendment is in the best interests of the Company and its stockholders and unanimously recommends approval by the stockholders.

          If this proposed amendment is approved by the stockholders, the Board of Directors may proceed to file the amendment, thereby making the increase in authorized capital effective either: (i) in the event the reverse stock split proposed in Proposal Number Two is not effected (either because stockholder approval is not obtained or because the Board of Directors, in its discretion, elects to abandon the amendments relating to the reverse stock split); or (ii) in the event the reverse stock split is effected and the Board of Directors nonetheless determines that it is still in the best interests of the Company and its stockholders to increase the authorized capital. The Board of Directors may, in its discretion, abandon the amendment to increase the authorized capital. If the Board of Directors determines that it is in the best interests of the Company and its stockholders to proceed with the increase in authorized capital, the Board of Directors will, subject to stockholder approval, file with the Secretary of State of the State of Delaware a Certificate of Amendment to the Amended Certificate increasing the Company’s authorized capital as set forth in this proposal.

          The Amended Certificate currently authorizes the issuance of up to 50,000,000 shares of stock, of which 50,000,000 shares are designated as common stock, $.01 par value per share. Of the 50,000,000 shares of common stock currently authorized, as of the close of business on March 15, 2006, there were 33,348,624 shares of common stock issued and outstanding on a pre-reverse-split basis. In addition, as of March 15, 2006, the Company has reserved up to approximately 7,882,725 shares of common stock for issuance pursuant to the outstanding options, warrants and convertible debt.

Reasons for Increase

          The Board of Directors has proposed this amendment to ensure that the Company has sufficient shares available for general corporate purposes including, without limitation, equity financings, acquisitions, establishing strategic relationships with corporate partners, providing equity incentives to employees, and payments of stock dividends, stock splits or other recapitalizations. The Company considers from time to time acquisitions, equity financings, strategic relationships and other transactions as market conditions or other opportunities arise. Without an increase in the shares of common stock authorized for issuance, the Company might not be able to conclude any such transaction in a timely fashion.

Effect of Increase

          If the stockholders approve the proposed amendment, the Board may cause the issuance of additional shares of common stock without further vote of the stockholders of the Company, except as may be required in particular cases by the Company’s charter documents, applicable law or the rules of any national securities exchange on which shares of common stock of the Company may then be listed. Under the Company’s Amended Certificate, the Company’s stockholders do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of common stock. In addition, if the Board elects to cause the Company to issue additional shares of common stock or securities convertible into or exercisable for common stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing stockholders.

          The increase in the number of authorized shares of common stock could have an anti-takeover effect, although this is not the intent of the Board in proposing the amendment. For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board of Directors. As of the date of this Proxy Statement, the Board is not aware of any attempt or plan to obtain control of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE
AMENDMENT TO THE AMENDED CERTIFICATE OF INCORPORATION INCREASING
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

PROPOSAL NUMBER FOUR:

APPROVAL OF 2006 STOCK INCENTIVE PLAN

          On March 24, 2006, the Board of Directors adopted resolutions approving and authorizing, subject to stockholder approval, the proposed 2006 Stock Incentive Plan (the “Plan”). The purpose of the Plan will be to advance the interests of the Company by encouraging “Eligible Participants” to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive to advance the interests of the Company in the conduct of their affairs. “Eligible Participants” means employees, directors, officers and consultants of (a) the Company or (b) any of the following entities (each, a “Related Entity”): (i) any “parent corporation” (“Parent”) as defined in section 424(e) of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) any “subsidiary corporation” (“Subsidiary”) as defined in section 424(f) of the Code (a “Subsidiary”); or (iii) any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a greater than 50% ownership interest, directly or indirectly.

          The Plan will provide for the granting to Eligible Participants of such incentive awards (each, an “Award”) as the administrator of the Plan (the “Administrator”) may from time to time approve.

          The Administrator may grant Awards under the Plan prior to shareholder approval, but until such approval is obtained, no Awards shall be exercisable. In the event shareholder approval is not obtained within twelve months from the date the Board of Directors adopted the Plan, all Awards previously granted shall be cancelled and of no force or effect.

Authorized Shares

          A total of 6,000,000 shares of common stock have been reserved for issuance under all Awards that may be granted under the Plan. We have also reserved: (a) an additional 1,940,000 shares of common stock for issuance under stock options granted to our directors, officers, employees and consultants outside of the 2006 Stock Incentive Plan; (b) 5,742,727 shares of common stock for issuance under convertible notes and warrants; and (c) 199,998 shares of common stock for issuance pursuant to options granted in connection with the purchase of a property option.

          The common stock to be issued under Plan consists of authorized but unissued shares and treasury shares. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the Award will, to the extent of any such forfeiture or termination, again be available for making awards under the Plan. In addition, if the exercise price of an option, or the withholding obligation of a Grantee with respect to any Award, is satisfied by tendering shares or withholding shares, the number of shares tendered or withheld will not reduce the number of shares available under the Plan.

          We have six members on our Board of Directors, four executive officers (two of whom are members of the Board of Directors), approximately three other employees, and various consultants, all of whom would be eligible to receive Awards under the Plan.

Summary of 2006 Stock Incentive Plan

          This summary of the Plan is qualified in its entirety by reference to the full text of the 2006 Stock Incentive Plan, which is attached to this Proxy Statement as Exhibit E.

          Summary. A summary of the features of the Plan follows:

          (a)      the Administrator will be a Committee of the Board of Directors of the Company appointed to act in such capacity, or otherwise, the Board of Directors itself;

          (b)      subject to applicable laws, including the rules of any applicable stock exchange or national market system, the Administrator will be authorized to grant any type of Award to an Eligible Participant (a “Grantee”) that is not inconsistent with the provisions of the Plan, and the specific terms and provisions of which are set forth in an Award Agreement (as defined in the Plan), and that by its terms involves or may involve the issuance of:

          (i)      shares of common stock of the Company (including Awards that may be earned in whole or in part upon attainment of performance criteria established by the Administrator),

         (ii)      a stock option (an “Option”) entitling the Grantee to purchase shares of common stock of the Company,

          (iii)    a stock appreciation right (an “SAR”) entitling the Grantee to acquire such number of shares of common stock of the Company or such cash compensation as will be determined by reference to any appreciation in the value of the Company’s common stock in accordance with terms to be established by the Administrator,

          (iv)     restricted stock issuable for such consideration (if any) and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions including those effective upon termination of employment or upon a failure to satisfy performance goals during the applicable restriction period, and such other terms and conditions to be established by the Administrator,

          (v)      unrestricted stock issuable for such consideration (if any) on such terms and conditions to be established by the Administrator,

          (vi)     restricted stock units, subject to such restrictions as may be imposed under an Award Agreement, and represented by notional accounts maintained in the respective names of the Grantees that are valued solely by reference to shares of common stock of the Company and payable only in shares after the restrictions have lapsed, as determined by the Administrator and subject to certain limitations as set forth in the Plan,

          (vii)    deferred stock units issuable to Eligible Directors (as defined in Subpart A to the Plan) in lieu of Eligible Remuneration (as defined in Subpart A to the Plan) otherwise payable in shares of common stock, and subject to settlement as provided in an Award Agreement, subject to certain limitations set forth in the Plan, and represented by notional accounts maintained in the respective names of the Eligible Directors,

          (viii)    dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of common stock,

          (ix)     any other security with the value derived from the value of the Company’s common stock, or

          (x)      any combination of the foregoing.

          (c)      unless permitted under applicable law and regulatory requirements, no Insider (as defined in the Plan) is eligible to receive an Award where:

          (i)      the Insider is not a director or senior officer of our company;

          (ii)     any Award, together with all of the Company’s other previously established or proposed Awards under the Plan could result at any time in:

          A.      the number of shares of common stock reserved for issuance pursuant to stock options granted to Insiders exceeding 10% of the outstanding common stock; or

          B.      the issuance to Insiders pursuant to the exercise of stock options, within a one year period of a number of shares of common stock exceeding 10% of the outstanding common stock;

          (d)      unless and until the Administrator determines that an Award to a Grantee is not designed to qualify as Performance-Based Compensation (as defined in the Plan), the following limits will apply to grants of Awards to Grantees:

          (i)      the maximum number of shares of common stock with respect to one or more Options and/or SARs that may be granted during any one calendar year to any one Grantee shall be 600,000; and

          (ii)     the maximum aggregate grant with respect to Awards of restricted stock, unrestricted stock, restricted stock units and deferred stock units in any one calendar year to any one Grantee shall be 600,000;

          (e)      each Award will be subject to a separate Award Agreement to be executed by the Company and the Grantee, which shall specify the term of the Award;

          (f)      the terms and conditions of any Award, including, but not limited to, the exercise price, grant price or purchase price, any restrictions or limitation on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, will be determined by the Administrator in compliance with applicable laws, including the rules of an applicable stock exchange or national market system;

          (g)      the term of an Option will be no more than ten years;

          (h)      Awards will be transferable only to the extent provided in the relevant Award Agreement. Generally, Awards may not be pledged, encumbered or hypothecated to or in favor of any party other than to the Company or a Related Entity or Affiliate. No Award shall be sold, assigned, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, except that the Administrator may permit certain limited transfers of other Awards, and in the case of incentive stock options, pursuant to a qualified domestic relations order;

          (i)      subject to applicable laws, including the rules of an applicable stock exchange or national market system, an Award Agreement may permit a Grantee to exercise an Award for a specified period following termination of the Grantee as an Eligible Participant, in which event the Award will terminate to the extent it is not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first;

          (j)      subject to applicable laws, the Administrator may at any time offer to buy out a previously granted Award for a payment in cash, shares of common stock of the Company or other consideration;

          (k)      the number of shares of common stock issuable under the Plan, including the number of shares issuable under any outstanding Awards, is subject to adjustment in certain circumstances, including certain changes in the Company’s share capital to reflect common stock dividends, stock splits, reverse stock splits, combination or reclassification of shares or other similar events:

          (l)      a Grantee may exercise an Award Right (as defined in the Plan) by delivering to the Company a written notice that specifies the number of Award Rights that the Grantee is exercising and, at the discretion of the Administrator, payment for shares may be made: (i) by cash, cashier’s check or wire transfer; (ii) by tendering shares of the Company’s common stock (which if acquired from the Company have been held by the Grantee for at least six months); (iii) by a deemed net-stock exercise, in which case the Grantee is deemed to have disposed of the Grantee’s right to exercise the specified number of Award Rights in the normal manner, and to have received as consideration therefore, and in full and final satisfaction of those disposed Award Rights the right to receive the appropriate number of shares of common stock, or (iv) by broker-assisted cashless exercise in which instructions are provided to a broker to settle the purchase and sale of the shares underlying the Award:

          (m)      the Administrator can amend the terms of any outstanding Award, provided that any amendment that would adversely affect the Grantee’s rights under an existing award will not be made without the Grantee’s consent, unless a result of a change in applicable law, and amendments will be submitted for stockholder approval to the extent required by the Code, stock exchange rules, or other applicable laws, rules or regulations;

          (n)      the Board of Directors of the Company may at any time amend, suspend or terminate the Plan, subject to such stockholder approval as may be required by applicable laws, including the rules of an applicable stock exchange or national market system, provided that:

          (i)      no Award may be granted during any suspension of the Plan or after termination of the Plan, and

          (ii)     any amendment, suspension or termination of the Plan will not affect Awards already granted, and such Awards will remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement will have to be in writing and signed by the Grantee and the Company.

          (o)      If a Grantee’s Continuous Service (as defined in the Plan) has been terminated for Cause (as defined in the Plan), all rights to any and all Awards outstanding will be immediately forfeited;

          (p)      In the event the Company’s common stock become listed on a stock exchange, and to the extent required by the rules of such stock exchange, then the following terms and conditions shall apply to an Award in addition to those contained herein, as applicable:

          (i)      the exercise price of an Award granted to an Insider cannot be reduced, or the term of the Award cannot be extended to benefit an Insider, unless the Company obtains shareholder approval, excluding the votes of securities held by Insiders benefiting from such change;

          (ii)     the number of securities issuable to Insiders, at any time, under all of the Company’s security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed ten percent (10%) of the Company’s total issued and outstanding common stock, unless the Company obtains Disinterested Shareholder Approval; and

          (iii)    the number of securities issued to Insiders, within any one year period, under all of the Company’s security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed ten percent (10%) of the issued and outstanding common stock, unless the Company obtains Disinterested Shareholder Approval.

          Section 162(m). Section 162(m) of the Code limits publicly-held companies to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the “Covered Employees”). However, performance-based compensation is excluded from this limitation. The Plan is designed to permit the Administrator to grant awards that qualify as “performance-based compensation” under section 162(m) of the Code to any employees who are Covered Employees. The exercise or purchase price per share, if any, of such an Award may not be less than the Fair Market Value (as defined in the Plan) of the Company’s common stock on the date of the grant, and the grants of such Awards may only be made by a committee (or a subcommittee of a committee) which is comprised solely of two or more directors eligible under the Code to serve on a committee responsible for making Awards of performance based compensation.

          If an Award is made on this basis, the Administrator must establish performance goals prior to the beginning of the period for which the performance goal relates, or by a later date as may be permitted under applicable tax regulations, and the Administrator may for any reason reduce, but not increase, any award, notwithstanding the achievement of a specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied. The Administrator is authorized to establish performance goals that qualify as performance-based Awards to Covered Employees under Section 162(m) of the Code.

          Options. Under the Plan, Options may be granted as either incentive stock options under section 422 of the Code and the regulations thereunder (“Incentive Stock Options”) or non-incentive stock options under section 83 of the Code (“Non-Qualified Stock Options”). Non-Qualified Stock Options may be granted for a term not exceeding ten years, and unless otherwise determined by the Administrator, the exercise price per share may not be less than the fair market value of the Company’s common stock on the date of the grant.

          Incentive Stock Options. The specific provisions under the Plan which apply to Incentive Stock Options include the following:

          (a)      if granted to a Grantee who at the time of the grant owns stock representing more than ten percent of the voting power of all classes of the Company or any Parent or Subsidiary, an

Incentive Stock Option will be limited to a maximum term of five years, and will be subject to an exercise price per share which may not be less than 110% of the fair market value of the Company’s common stock on the date of the grant;

          (b)      an Incentive Stock Option granted to any other Grantee may be granted for a term not exceeding ten years at an exercise price per share which may not be less than the fair market value of the Company’s common stock on the date of the grant;

          (c)      if the aggregate fair market value of common stock subject to Incentive Stock Options which become exercisable for the first time by a Grantee (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000 during any calendar year, the Incentive Stock Options to which such excess value is attributable will be treated as Non-Qualified Stock Options;

          (d)      any Incentive Stock Option which is not exercised following the Grantee’s termination as an Eligible Participant within the time permitted by law will automatically convert to a Non-Qualified Stock Option and will thereafter be exercisable for the period specified under the relevant award agreement.

Acceleration of Vesting, Change in Control

          Except as may otherwise be provided in an Award Agreement, the Administrator shall have the authority, in its absolute discretion, exercisable either in advance or at the time of any actual or anticipated Corporate Transaction or Related Entity Disposition (each as described in the Plan) in which the Company is not the surviving corporation (a) to cancel each outstanding Award upon payment in cash to the Grantee of the amount by which any cash and the Fair Market Value of any other property which the Grantee would have received as consideration for the Shares covered by the Award if the Award had been exercised before such Corporate Transaction or Related Entity Disposition exceeds the exercise price of the Award, or (b) to negotiate to have such Award assumed by the surviving corporation. The determination as to whether the Company is the surviving corporation is at the sole and absolute discretion of the Administrator.

          In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised.

          The Administrator shall also have the authority:

          (a)      to release the Awards from restrictions on transfer and repurchase or forfeiture rights of such Awards on such terms and conditions as the Administrator may specify, and

          (b)     to condition any such Award’s vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service (as defined in the Plan) of the Grantee within a specified period following the effective date of the Corporate Transaction or Related Entity Disposition.

          Effective upon the consummation of such Corporate Transaction or Related Entity Disposition, all outstanding Awards under this Plan not exercised by the Grantee or assumed by the successor corporation shall terminate.

          If there is a Change of Control (as defined in the Plan), all outstanding Awards shall fully vest immediately upon the Company’s public announcement of such a change.

Federal Income Tax Consequences

          The following discussion is a summary of the federal income tax consequences relating to the grant and exercise of Awards under the Plan and the subsequent sale of common stock that will be acquired under the Plan. The tax effect of exercising Awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently.

          The Company has been advised that, based on the current provisions of the Code, the federal income tax consequences of the grant, vesting and exercise of awards under the Plan and the subsequent disposition of shares of common stock acquired under the Plan will be as described below. The following discussion addresses only the general federal income tax consequences of awards. Participants in the Plan are urged to consult their own tax advisers regarding the impact of federal, state and local taxes, the federal alternative minimum tax, and securities laws restrictions, given their individual situations. It is intended that the underlying benefits that are required to be treated as deferred compensation to which Section 409A is applicable, will comply with the statute and the underlying agency guidance interpreting that section.

Income Recognition Issues

          Incentive Stock Options. The grant of an option will not be a taxable event for the Grantee or for the Company. A Grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply and any gain realized upon a disposition of common stock received pursuant to the exercise of an Incentive Stock Option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The Company will not be entitled to any business expense deduction with respect to the exercise of an Incentive Stock Option, except as discussed below.

          For the exercise of an option to qualify as an Incentive Stock Option, the Grantee generally must be a Company employee or an employee of a Subsidiary or a Parent from the date the option is granted through a date within three months before the date of exercise of the option. If all of the foregoing requirements are met except the holding period requirement mentioned above, it is considered to be a “disqualifying disposition,” and ordinary income tax treatment will generally apply to the amount of any gain at sale or exercise, whichever is less, and the balance of any gain or loss will be treated as capital gain or loss (long- term or short-term, depending on whether the shares have been held for more than one year).

          Non-Qualified Stock Options. The grant of an option will not be a taxable event for the Grantee or for the Company. Upon exercising a Non-Qualified Stock Option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a Non-Qualified Stock Option, the Grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

          Stock Appreciation Rights. There are no immediate tax consequences of receiving a SAR that is settled in common stock under the Plan. Upon exercising a SAR that is settled in common stock, a

Grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise or the cash-settled amount if the Administrator elects to settle with cash.

          Restricted Stock. A Grantee who is awarded Restricted Stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the Grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the Grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the Grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes.

          Unrestricted Common Stock. Eligible Participants who are awarded unrestricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of common stock on the date of the award, reduced by the amount, if any, paid for such shares.

          Stock Units (Restricted Stock Units or Deferred Stock Units). There are no immediate tax income recognition consequences upon receipt of an Award of Restricted Stock Units or Deferred Stock Units under the Plan.

          Dividend Equivalent Rights. Eligible Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the Grantee pursuant to the Award.

Income and Employment Tax Issues

          Incentive Stock Options. If the stock received through the exercise of an Incentive Stock Option is held for the required period, and there is no disqualifying disposition, the Federal Insurance Contributions Act (FICA) and Federal Unemployment Tax Act (FUTA) taxes will not apply. In an employer-employee relationship, if the stock received through the exercise of an Incentive Stock Option is not held for the required period (a disqualifying disposition), FICA and FUTA taxes will apply to the difference between the option exercise price and the Fair Market Value of the Company’s common stock on the exercise date. This will also require reporting and payment of Old Age Survivors and Disability Insurance (“OASDI”), assuming the FICA-OASDI Taxable Wage Base has not been exceeded for the year of exercise, and Hospital Insurance (“HI”).

          Other Awards. For awards, other than Incentive Stock Options issued, and except with respect to Restricted Stock Units as mentioned below, in case of Awards in which the recipient is deemed an employee for income and employment tax purposes, any amount recognized as ordinary income for income tax purposes will be also recognized as wages for FICA and FUTA purposes. This will also require reporting and payment of OASDI, assuming the FICA-OASDI Taxable Wage Base has not been exceeded for the year of exercise, and HI. For Directors and Consultants who are not common-law employees for such purpose, the income from exercise of an Award will be subject to self-employment tax.

          For Restricted Stock Units, if the vesting and release date are different dates (unit vests but stock delivered is still subject to substantial risk of forfeiture), a Grantee will be subject to FICA upon vesting of the unit and will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period less any exercise price upon release.

          Business Deduction for the Company. In connection with the various Awards, the Company will generally be entitled to a business expense deduction in the same amount and generally if and when the Grantee recognizes ordinary income.

          The Company may not deduct compensation of more that $1,000,000 that is paid in a taxable year to certain “covered employees” as defined in Section 162(m) of the Code. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that compensation attributable to stock options granted under the Plan is qualified performance-based compensation and therefore not subject to the deduction limit.

          Impact of Recent Tax Law Changes. Recently adopted, Section 409A of the Code has implications that affect traditional deferred compensation plans, as well as certain equity-based awards, such as certain stock options, restricted stock units and stock appreciation rights. Section 409A requires compliance with specific rules regarding the timing of exercise or settlement of equity-based awards and, unless explicitly set forth in a plan document or award agreement, no acceleration of payment is permitted. The U.S. Department of Treasury has provided preliminary guidance and proposed regulations with respect to Section 409A and more definitive guidance is anticipated in the near future. Individuals who hold equity awards are subject to the following penalties if the terms of such awards do not comply with the requirements of Section 409A: (i) appreciation is includible in the participant’s gross income for tax purposes once the awards are no longer subject to a “substantial risk of forfeiture” (e.g., upon vesting), (ii) the Eligible Participant is required to pay interest at the tax underpayment rate plus one percentage point commencing on the date these awards are no longer subject to a substantial risk of forfeiture, and (iii) the Eligible Participant incurs a 20% penalty tax on the amount required to be included in income. As set forth above, the Plan and the Awards granted thereunder are intended to conform with the requirements of Section 409A.

New Plan Benefits

         No Awards have been granted under the Plan. Because future awards under the Plan are discretionary and not yet determined, benefits to be received by individual participants are not entirely determinable at this time. However, the following table provides information for awards that are currently anticipated to be made to the individuals listed. Additional future awards may be granted to the individuals listed and such other individuals as determined by the Board of Directors or the Administrator. Information concerning certain past stock option grants is set forth under “Proposal 1 –Election of Directors”.

NEW PLAN BENEFITS
Plan Name
	Dollar Value	Number of
Name and Position	($)	Units
Nicholas Tintor, President and Chief Executive Officer	(1)	500,000(2)
Erland A. Anderson, President and Chief Operating Officer	(3)	(3)
John T. Perry, Senior Vice President, Chief Financial Officer,	(3)	(3)
Secretary & Treasurer
Executive Group	(3)	(3)
Non-Executive Director Group	(1)	800,000(4)
Non-Executive Officer Employee Group	(3)	(3)

(1)

The value of the options is not yet determinable. Pursuant to the terms of the 2006 Stock Incentive Plan, the exercise price of the options will be no less than the fair market value on the grant date.

(2)

It is expected that Mr. Tintor will be granted 500,000 options pursuant to his employment offer. For details, see “Executive Compensation – Employment Contracts and Termination of Employment and Change-In-Control Arrangements”.

(3)	Not yet determinable.
(4)	It is expected that each of the four non-executive directors will receive a one-time grant of 200,000 stock options. For details, see “Compensation of Non-Executive Directors”.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO APPROVE THE 2006
STOCK INCENTIVE PLAN.

PROPOSAL NUMBER FIVE:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

          Mayer Hoffman McCann P.C. has been appointed effective February 15, 2006 as the independent registered public accountants of the Company for the year ending December 31, 2006. Mayer Hoffman McCann P.C. audited the Company’s financial statements for the years ending December 31, 2005 and 2004.

          The Company anticipates that a representative of Mayer Hoffman McCann P.C. will be present at the annual meeting. The representative will have the opportunity to make a statement if they desire to do so. It is expected the representative will not be available to respond to questions.

          In the event ratification by the stockholders of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

Principal Accountant Fees and Services

          Mayer Hoffman McCann P.C. performed the services listed below and was paid the fees listed below for the fiscal years ended December 31, 2005 and 2004:

Audit Fees
2005	2004
$264,850	$135,168

          Audit Fees consists of fees billed for professional services rendered for the audits of our financial statements, reviews of interim financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided by Mayer Hoffman McCann P.C. in connection with statutory and regulatory filings or engagements.

Audit - Related Fees
2005	2004
None	None

          Audit-Related Fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees
2005	2004
$51,975	$1,992

          Tax Fees consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

All Other Fees
2005	2004
$2,475	None

          All Other Fees consists of fees billed for accounting services related to stock options and financing matters.

Pre-Approval of Services by the Independent Auditor

          Since the Audit Committee was formed in February 2006, it did not pre-approve the services performed by the Company’s independent registered public accountants during 2005. However, all services performed were approved by our Board of Directors. Going forward, the Audit Committee will be responsible for the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent auditor, Mayer Hoffman McCann P.C. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by Mayer Hoffman McCann P.C. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by Mayer Hoffman McCann P.C. which are not encompassed by the Audit Committee’s annual pre-approval and are not prohibited by law. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, on a case-by-case basis, non-audit services to be performed by Mayer Hoffman McCann P.C.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO
RATIFY THE APPOINTMENT OF MAYER HOFFMAN MCCANN P.C. AS THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE
YEAR ENDING DECEMBER 31, 2006

FORWARD–LOOKING STATEMENTS

          This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

          Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE STOCKHOLDER PROPOSALS

          It is anticipated that the release date for the Company’s proxy statement and form of proxy for this current annual meeting of stockholders will be April 11, 2006. The deadline for submission of stockholder proposals to be included in the proxy statement and form of proxy for the Company’s next Annual Meeting of stockholders will be December 12, 2006. Stockholder proposals must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals in order to be included in the Company’s proxy statement for that meeting.

          For any stockholder that intends to present a proposal that will not be included in the proxy statement for the Company’s 2007 Annual Meeting, but is instead sought to be presented directly at the 2007 Annual Meeting, SEC rules permit management to vote proxies in its discretion if we: (1) receive notice of the proposal before the close of business on February 25, 2007 and advise stockholders in the 2007 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) do not receive notice of the proposal prior to the close of business on February 25, 2007.

          Proposals or notices of intention to present proposals should be addressed to: John T. Perry, Secretary, Nord Resources Corporation, 1 West Wetmore Road, Suite 107, Tucson, Arizona, 85705.

WHERE YOU CAN FIND MORE INFORMATION

          We are subject to the informational requirements of the Securities Exchange Act of 1934. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at One Station Place, 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding our company.

By Order of the Board of Directors of Nord Resources Corporation

Ronald A. Hirsch
Chairman of the Board

April 11, 2006

EXHIBIT A

AUDIT COMMITTEE CHARTER

CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF

NORD RESOURCES CORPORATION

(Adopted as of January 5, 2006)

I.           PURPOSE

This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Nord Resources Corporation (the “Corporation”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee management’s financial, accounting and reporting processes, the Corporation’s system of internal accounting and financial controls and the Corporation’s compliance with related legal and regulatory requirements. The Committee shall also review the qualifications, independence and performance of the registered public accounting firm employed by the Corporation for the purpose of preparing or issuing an audit report or related work or performing other review or attest services to the Corporation as required under the federal securities laws (the “Independent Auditor”) and shall approve the appointment and terms of engagement of, and retain and oversee the Corporation’s Independent Auditor. The Committee shall prepare any reports required by the Committee under applicable securities regulations. The Committee shall regularly report its activities to the Board.

The Corporation shall provide appropriate funding as determined by the Committee to permit the Committee to perform its duties under this Charter and to compensate its advisors. The Committee, at its discretion, has the authority to initiate special investigations, and if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Committee, to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Corporation’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

The Committee’s role is one of oversight. The Corporation’s management is responsible for preparing the Corporation’s financial statements and providing all required certifications relating to those financial statements; the Independent Auditor is responsible for auditing those financial statements. In carrying out its oversight responsibilities, the Committee is relying on information provided by the Corporation’s management and the Corporation’s Independent Auditor. The Committee is not responsible for providing any expert or special assurance nor any guarantee as to the accuracy or completeness of the Corporation’s financial statements or other public disclosure, nor is the Committee providing any professional certification as to the work of the Independent Auditor.

II.          STRUCTURE AND OPERATIONS

The Committee’s composition and qualifications shall meet the rules and requirements of the American Stock Exchange (the “AMEX”) as well as laws and regulations that are applicable to the Audit Committee.

A.           Composition

The Committee shall be comprised of three or more members, unless the Corporation qualifies as a “small business issuer” (as defined in Regulation S-B), in which case the Committee shall be comprised of two or more members. Each member must be a director of the Corporation.

B.           Independence

Each member of the Committee will be independent in accordance with:

(a)           The AMEX Company Guide; and

(b)           Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The independence requirements the AMEX Company Guide and Rule 10A-3 of the Exchange Act as in effect as of the date of the adoption of this Charter are attached hereto as Exhibit II.B – Audit Committee Independence Requirements.

C.           Financial Literacy

Each member of the Committee shall meet experience and financial literacy requirements required by Rule 121B of the AMEX Company Guide, as amended.

The financial literacy requirements of Rule 121B of the AMEX Company Guide as in effect as of the date of the adoption of this Charter are attached hereto as Exhibit II.C – Audit Committee Financial Literacy Requirements.

D.           Financial Expert

At least one member of the Committee will meet the definition of a “financial expert” as defined in Item 401 of Regulation S-K or, if the Corporation qualifies as a “small business issuer”, in Item 401 of Regulation S-B.

The definition of “financial expert” as in effect as of the date of adoption of this Charter is attached hereto as Exhibit II.D - Financial Expert Definition.

E.           Appointment, Term and Removal

The members of the Committee shall be appointed by the Board taking into account the recommendation of the Nominating and Governance Committee and shall serve until their successors shall be duly elected and qualified or their earlier resignation or removal by the Board. Any member of the Committee may be replaced by the Board.

F.           Chairman

Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.        MEETINGS

A.           Generally

The Committee shall meet with management, the chief internal auditor, the general counsel (if any) and the Independent Auditor in separate executive sessions as appropriate. The Committee shall meet with the Independent Auditor and management to review the Corporation’s financial statements and financial reports contained in the Corporation’s annual and quarterly reports to be filed with the United States Securities and Exchange Commission (the “SEC”).

The Committee may invite to its meetings any director, any manager of the Corporation, and any other person whom it deems appropriate to consult in order to carry out its responsibilities. The

Committee may also exclude from its meetings any person it deems appropriate to exclude in order to carry out its responsibilities.

B.           Frequency of Meetings

The Committee shall meet as often as it determines, but not less frequently than quarterly.

C.           Minutes

The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV.         DUTIES

A.           Introduction

The following functions shall be the common recurring duties of the Committee in carrying out its purposes outlined in Section I of this Charter. These duties should serve as a guide with the understanding that the Committee may fulfill additional duties and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in Section I of this Charter.

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern which the Committee in its sole discretion deems appropriate for study or investigation by the Committee.

The Committee shall be given full access to the Corporation’s internal accounting staff, Board of Directors, managers, other staff and the Independent Auditor as necessary to carry out these duties. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors.

B.           Powers and Responsibilities

The Committee will have the following responsibilities and will be vested with the powers and authorities set forth below in order to perform and discharge these responsibilities:

1.	The Audit Committee shall have the sole authority to appoint or replace the Independent Auditor subject, if applicable, to shareholder ratification as required by the Corporation’s charter.

2.

The Audit Committee shall be directly responsible for the compensation and oversight of the work of the Independent Auditor (including resolution of disagreements between management and the Independent Auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

3.	The Independent Auditor shall report directly to the Audit Committee.

4.

The Committee shall approve all audit engagement fees and terms and all significant non-audit engagements with the Independent Auditor. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the Independent Auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

5.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its Independent Auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

6.	The Audit Committee shall consult with management but shall not delegate these responsibilities.

7.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special independent legal, accounting or other consultants to advise the Committee, as it determines necessary to carry out its duties.

8.

The Audit Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or Independent Auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

9.

The Audit Committee shall meet with management, the internal auditors and the Independent Auditor in separate executive sessions at least quarterly. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Corporation’s investment bankers or financial analysts who follow the Corporation.

10.	The Audit Committee shall make regular reports to the Board.

11.	The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

12.	The Audit Committee shall annually review the Audit Committee’s own performance.

C.           Financial Statement and Disclosure Matters

The Audit Committee, to the extent it deems necessary or appropriate, shall:

1.

Review and discuss with management and the Independent Auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be filed with applicable securities regulatory authorities and included in the Corporation’s annual reports filed with the SEC.

2.

Review and discuss with management and the Independent Auditor the Corporation’s quarterly financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of its quarterly financial statements and management’s discussion analysis with applicable securities regulatory authorities, including the results of the Independent Auditor’s review of the quarterly financial statements.

3.

Discuss with management and the Independent Auditor significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles, any major issues as to the adequacy of the Corporation’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss quarterly reports from the Independent Auditor on:

(a)	All critical accounting policies and practices to be used.

(b)

All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor.

(c)

Other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences., the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Corporation’s financial statements.

5.

Discuss with management the Corporation’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.	Discuss with management and the Independent Auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation’s financial statements.

7.

Discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

8.	Discuss with the Independent Auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

	(a)	The adoption of, or changes to, the Corporation’s significant auditing and accounting principles and practices as suggested by the Independent Auditor, internal auditors or management.

	(b)	The management letter provided by the Independent Auditor and the Corporation’s response to that letter.

(c)

Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.

Review disclosures made to the Audit Committee by the Corporation’s CEO and CFO, during their certification process for the annual and quarterly reports required to be filed with the SEC, about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

D.           Oversight of the Corporation’s Relationship with the Independent Auditor

The Committee will:

1.	Review and evaluate the experience and qualifications of the lead partner and senior members of the Independent Auditor team.

2.	Obtain and review a report from the Independent Auditor at least annually regarding:

(a)	the Independent Auditor’s internal quality-control procedures;

(b)

any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

(c) any steps taken to deal with any such issues; and

(d) all relationships between the Independent Auditor and the Corporation.

3.

Evaluate the qualifications, performance and independence of the Independent Auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditors.

4.

The Audit Committee shall present its conclusions with respect to the Independent Auditor to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

5.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

6.

Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm itself on a regular basis.

7.

Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the Independent Auditor who were engaged on the Corporation’s account participated in any capacity in the audit of the Corporation.

8.	Discuss with the national office of the Independent Auditor issues on which they were consulted by the Corporation’s audit team and matters of audit quality and consistency.

9.	Meet with the Independent Auditor prior to the audit to discuss the planning and staffing of the audit.

E.           Oversight of the Corporation’s Internal Audit Function

The Committee will:

1.	Review the appointment and replacement of the senior internal auditing executive.

2.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

3.	Discuss with the Independent Auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

F.           Compliance Oversight Responsibilities

The Committee will:

1.	Obtain from the Independent Auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

2.

Obtain reports from management, the Corporation’s senior internal auditing executive and the Independent Auditor that the Corporation and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Corporation’s Code of Ethics.

3.	Review reports and disclosures of insider and affiliated party transactions.

4.	Advise the Board with respect to the Corporation’s policies and procedures regarding compliance with applicable laws and regulations and with the Corporation’s Code of Ethics.

5.

Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6.

Discuss with management and the Independent Auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Corporation’s financial statements or accounting policies.

7.	Discuss with the Corporation’s general counsel (if any) or outside legal counsel any legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies.

G.           Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Independent Auditor.

EXHIBIT II.B

TO THE

AUDIT COMMITTEE CHARTER OF

NORD RESOURCES CORPORATION

AUDIT COMMITTEE MEMBER INDEPENDENCE REQUIREMENTS

AMEX Rule 121A

The definition of “independent director”, as specified in Rule 121A of the AMEX Company Guide, is set forth below:

"Independent director" means a person other than an officer or employee of the company or any parent or subsidiary. No director qualifies as independent unless the Board of Directors affirmatively determines that the director does not have a material relationship with the listed Corporation that would interfere with the exercise of independent judgment. In addition, audit committee members must also comply with the requirements set forth in the paragraph below. The following is a non-exclusive list of persons who shall not be considered independent:

(a)	a director who is, or during the past three years was, employed by the company or by any parent or subsidiary of the company, other than prior employment as an interim Chairman or CEO;

(b)

a director who accepts or has an immediate family member who accepts any payments from the company or any parent or subsidiary of the company in excess of $60,000 during the current or any of the past three fiscal years, other than the following:

	(1)	compensation for board service,

	(2)	payments arising solely from investments in the company's securities,

	(3)	compensation paid to an immediate family member who is a non- executive employee of the company or of a parent or subsidiary of the company,

	(4)	compensation received for former service as an interim Chairman or CEO,

	(5)	benefits under a tax-qualified retirement plan,

	(6)	non-discretionary compensation,

	(7)	loans permitted under Section 13(k) of the Exchange Act,

(8)

loans from a financial institution provided that the loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, (iii) did not involve more than a normal degree of risk or other unfavorable factors, and (iv) were not otherwise subject to the specific disclosure requirements of SEC Regulation S-K, Item 404, or

II.B - 1

(9)

payments from a financial institution in connection with the deposit of funds or the financial institution acting in an agency capacity, provided such payments were (i) made in the ordinary course of business, (ii) made on substantially the same terms as those prevailing at the time for comparable transactions with the general public , and (iii) not otherwise subject to the disclosure requirements of SEC Regulation S-K, Item 404.

(c)

a director who is an immediate family member of an individual who is, or has been in any of the past three years, employed by the company or any parent or subsidiary of the company as an executive officer;

(d)

a director who is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company's securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

(e)

a director of the listed company who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the listed company's executive officers serve on that entity's compensation committee;

(f)

a director who is, or has an immediate family member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years.

(g)

in the case of an investment company, in lieu of paragraphs (a) through (f), a director who is an "interested person" of the company as defined in Section 2(a)(19) of the Investment Company Act of 1940, other than in his or her capacity as a member of the board of directors or any board committee.

Exchange Act Rule 10A-3

In order to be considered independent for the purposes of Rule 10A-3, a director must meet the following independence standards:

(i)	Each member of the audit committee must be a member of the board of directors of the listed issuer, and must otherwise be independent.

(ii)

In order to be considered to be independent, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(A)

Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or

	(B)	Be an affiliated person of the issuer or any subsidiary thereof.

II.B - 2

The following definitions apply to the determination of independence under Rule 10A-3:

(1)

(i)           The term affiliate of, or a person affiliated with, a specified person, means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

(ii) A person will be deemed not to be in control of a specified person for purposes of this section if the person:

(1)	Is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the specified person; and
(2)	Is not an executive officer of the specified person.

(iii)	The following will be deemed to be affiliates:

	(A)	An executive officer of an affiliate;

	(B)	A director who also is an employee of an affiliate;

	(C)	A general partner of an affiliate; and

	(D)	A managing member of an affiliate.

(2)           The term control (including the terms controlling, controlled by and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

(3)           The term executive officer has the meaning set forth in 17 CFR §240.3b -7.

(4)           The term indirect acceptance by a member of an audit committee of any consulting, advisory or other compensatory fee includes acceptance of such a fee by a spouse, a minor child or stepchild or a child or stepchild sharing a home with the member or by an entity in which such member is a partner, member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory services to the issuer or any subsidiary of the issuer.

(5)           The terms listed and listing refer to securities listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities.

II.B - 3

EXHIBIT II.C

TO THE

AUDIT COMMITTEE CHARTER OF

NORD RESOURCES CORPORATION

AUDIT COMMITTEE FINANCIAL LITERACY REQUIREMENTS

AMEX Rule 121B(a(ii))

Each member of the Audit Committee will qualify as being financially literate if he or she:

“is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Additionally, the company must certify that it has, and will continue to have, at least one member of the audit committee who is financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities. A director who qualifies as an audit committee financial expert under Item 401(h) of Regulation S-K, [or] Item 401(e) of Regulation S-B is presumed to qualify as financially sophisticated”.

EXHIBIT II.D

TO THE

AUDIT COMMITTEE CHARTER OF

NORD RESOURCES CORPORATION

DEFINITION OF AUDIT COMMITTEE FINANCIAL EXPERT

As of the date of adoption of the Audit Committee Charter, “audit committee financial expert” is defined in the same way in Item 401(h) of Regulation S-K and Item 401(e) of Regulation S-B, as follows:

“(2)           For purposes of this Item, an audit committee financial expert means a person who has the following attributes:

	(i)	An understanding of generally accepted accounting principles and financial statements;

	(ii)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(iii)

Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the small business issuer’s financial statements, or experience actively supervising one or more persons engaged in such activities;

	(iv)	An understanding of internal controls and procedures for financial reporting; and

	(v)	An understanding of audit committee functions.

(3)	A person shall have acquired such attributes through:

(i)

Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

	(ii)	Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

	(iii)	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

	(iv)	Other relevant experience.

(4)	Safe Harbor

(i)

A person who is determined to be an audit committee financial expert will not be deemed an expert for any purpose, including without limitation for purposes of section 11 of the Securities Act of 1933 (15 U.S.C. 77k), as a result of being designated or identified as an audit committee financial expert pursuant to this Item 401.

II.D - 1

(ii)

The designation or identification of a person as an audit committee financial expert pursuant to this Item 401 does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

(iii)

The designation or identification of a person as an audit committee financial expert pursuant to this Item 401 does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.”

II.D - 2

EXHIBIT B

EXECUTIVE COMMITTEE CHARTER

NORD RESOURCES CORPORATION
(the “Corporation”)

EXECUTIVE COMMITTEE CHARTER

I.           Purpose, Goals and Responsibilities

The purpose of the Executive Committee is to exercise, except as otherwise provided in Section 141(c)(1) of the Delaware General Corporation Law and Section 3.10 of the Corporation's ByLaws, all the powers and authority of the Board in the management of the property, affairs and business of the Corporation.

II.          Organization

The Executive Committee shall consist of three or more directors. A majority of the members of the Committee shall be independent directors.

Committee members shall be elected by the Board; members shall serve until their successors shall be duly elected and qualified. The Committee's Chairperson shall be designated by the Board or, if it does not do so, the Committee members shall elect a Chairperson by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III.         Structure and Meetings

The Chairperson of the Executive Committee will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting.

EXHIBIT C

CERTIFICATE OF AMENDMENT
TO THE
AMENDED CERTIFICATE OF INCORPORATION
OF
NORD RESOURCES CORPORATION

          It is hereby certified that:

          1.      The name of the corporation (hereinafter called the “Corporation”) is NORD RESOURCES CORPORATION and the certificate of incorporation of the Corporation was filed on January 18, 1971.

          2.      Pursuant to Section 242 of the Delaware General Corporation Law, the certificate of incorporation of the Corporation is hereby amended by inserting the following Article 4, subparagraph A immediately following Article 4:

“4A: Effective at 5:00 p.m. (Delaware time) on the date this Certificate of Amendment to the Amended Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each [two to six]* shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.01 per share, of the Corporation, subject to the treatment of fractional share interests set forth below. No fractional shares of Common Stock shall be issued by the Corporation, and the Corporation shall not recognize on its stock record books any purported transfer of any purported fractional share interest. A holder of Common Stock immediately prior to the Effective Time who would otherwise be entitled to a fraction of a share as a result of the reverse stock split effected hereby (which shall be determined on the basis of the total number of shares of Common Stock held by a holder of record immediately prior to the Effective Time) shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing prices of the Common Stock on the relevant market (as adjusted to reflect the reverse stock split) during the ten consecutive trading days ending on the trading day immediately prior to the day on which the Effective Time occurs (or if such price is not available, such other price determined by the Board of Directors).”

_______________________________________________
* These amendments approve the combination of any whole number of shares of Common Stock between and including two (2) and six (6) into one (1) share of Common Stock. By these amendments, the stockholders would approve each of the five amendments proposed by the Board of Directors. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that amendment determined by the Board of Directors to be in the best interests of the Corporation and its stockholders. The other four amendments will be abandoned pursuant to Section 242(c) of the Delaware General Corporation Law. The Board of Directors may also elect not to do any reverse split in which case all five proposed amendments will be abandoned. In accordance with the resolutions to be adopted by the stockholders, the Board of Directors will not implement any amendment providing for a different split ratio.

          3.      The foregoing was duly adopted in accordance with Sections 141 and 242 of the Delaware General Corporation Law by resolution of the Board of Directors of the Corporation on February 15, 2006 and approved by the holders of a majority of the capital stock outstanding and entitled to vote at a special meeting of stockholders of the Corporation on ______________________, 2006.

Signed as of the ______day of _______________, 2006.

Nicholas Tintor
Chief Executive Officer

EXHIBIT D

CERTIFICATE OF AMENDMENT
TO THE
AMENDED CERTIFICATE OF INCORPORATION
OF
NORD RESOURCES CORPORATION

          It is hereby certified that:

          1.      The name of the corporation (hereinafter called the “Corporation”) is NORD RESOURCES CORPORATION and the certificate of incorporation of the Corporation was filed on January 18, 1971.

          2.      The amended certificate of incorporation of the Corporation is hereby amended by striking the first paragraph of Article 4 thereof and by substituting in lieu of said Article the following new first paragraph of Article 4:

“4: The total number of shares of stock which the Corporation has authority to issue is One Hundred Million (100,000,000) and the par value of each such share is One Cent, $.01, amounting in the aggregate to One Million ($1,000,000) Dollars.”

          3.      The foregoing was duly adopted in accordance with Sections 141 and 242 of the Delaware General Corporation Law by resolution of the Board of Directors of the Corporation on February 15, 2006 and approved by the holders of a majority of the capital stock outstanding and entitled to vote at the annual meeting of stockholders of the Corporation on ______________________, 2006.

Signed as of the ______day of _______________, 2006.

Nicholas Tintor
Chief Executive Officer

EXHIBIT E

2006 STOCK INCENTIVE PLAN

NORD RESOURCES CORPORATION

2006 STOCK INCENTIVE PLAN

1.                      PURPOSE

1.1                    The purpose of this Stock Incentive Plan of Nord Resources Corporation (the “Company”) is to advance the interests of the Company by encouraging Eligible Participants (as herein defined) to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnish them with additional incentive in their efforts on behalf of the Company in the conduct of their affairs.

1.2                        This Plan is specifically designed for Eligible Participants of the Company who are residents of the United States and/or subject to taxation in the United States, although Awards (as herein defined) under this Plan may be issued to other Eligible Participants.

2.                       DEFINITIONS

2.1                    As used herein, the following definitions shall apply:

(a)           “Administrator” means a Committee of the Board duly appointed by the Board, or otherwise the Board;

(b)           “Affiliate” and “Associate” have the meanings ascribed to such terms in Rule 12b 2 promulgated under the Exchange Act;

(c)           “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate laws, state or provincial securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein;

(d)           “Award” means the grant of an Option, SAR, Restricted Stock, unrestricted Shares, Restricted Stock Unit, Deferred Stock Unit or other right or benefit under this Plan;

(e)           “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto;

(f)           “Award Right” means each right to acquire a Share pursuant to an Award;

(g)           “Board” means the Board of Directors of the Company;

(h)           “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for ‘Cause’ as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s:

(i)           refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

(ii)          unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

(iii)         performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity;

(iv)         dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

(v)           commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person;

(i)           “Change in Control” means, except as provided below, a change in ownership or control of the Company effected through any of the following transactions:

(i)           the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d 3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept; or

(ii)          a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

Notwithstanding the foregoing, the following transactions shall not constitute a “Change of Control”:

(i)           the closing of any public offering of the Company’s securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended,

(ii)          the closing of a public offering of the Company’s securities through the facilities of any stock exchange; and

(iii)         with respect to an Award that is subject to Section 409A of the Code, and payment or settlement of such Award is to be accelerated in connection with an event that would otherwise constitute a Change of Control, no event set forth previously in this definition shall constitute a Change of Control for purposes of this Plan or any Award Agreement unless such event also constitutes a “change in the ownership”, “change in the effective control” or “change in the ownership of a substantial portion of the assets of the corporation” as defined under Section 409A of the Code and Treasury guidance formulated thereunder which guidance currently provides that:

(A)           a “change in ownership” of a corporation shall be deemed to have occurred if any one person or more than one person acting as a group acquires stock of a corporation that constitutes more than 50% of the total Fair Market Value or total voting power of the stock of the corporation. Stock acquired by any person or group of people who already owns more than 50% of such total Fair Market Value or total voting power of stock shall not trigger a change in ownership

(B)           a "change in the effective control" of a corporation generally shall be deemed to have occurred if within a 12-month period either:

(I)           any one person or more than one person acting as a group acquires ownership of stock possessing 35% or more of the total voting power of the stock of the corporation, or

(II)          a majority of the members of the corporation's board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election.

(C)           a "change in the ownership of a substantial portion of the corporation's assets" generally is deemed to occur if within a 12-month period any person, or more than one person acting as a group, acquires assets from the corporation that have a total gross fair market value at least equal to 40% of the total gross fair market value of all the corporation's assets immediately prior to such acquisition. The gross fair market value of assets is determined without regard to any liabilities

(j)           “Code” means the United States Internal Revenue Code of 1986, as amended;

(k)           “Committee” means the Compensation Committee or any other committee appointed by the Board to administer this Plan in accordance with the provisions of this Plan;

(l)           “Common Stock” means the common stock of the Company;

(m)           “Company” means Nord Resources Corporation, a Delaware corporation;

(n)           “Consultant” means any person (other than an Employee) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity;

(o)           “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months, or (ii) have been Board members for less than thirty-six (36) months and were appointed or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such appointment or nomination was approved by the Board;

(p)           “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant that is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave. For purposes of incentive stock options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract;

(q)           “Corporate Transaction” means any of the following transactions:

(i)           a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is organized;

(ii)          the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

(iii)         any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;

(iv)         the sale or exchange by the Company (in one or a series of transactions) of all or substantially all of its assets to any other person or entity; or

(v)         approval by the shareholders of the Company of a plan to dissolve and liquidate the Company.

(r)           “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code;

(s)           “Deferred Stock Units” means Awards that are granted to Directors and are subject to the additional provisions set out in Subpart A;

(t)           “Director” means a member of the Board or the board of directors of any Related Entity;

(u)           “Disability” or “Disabled” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion. Notwithstanding the above, (i) with respect to an Incentive Stock Option, “Disability” or “Disabled” shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant's Disability, Disability shall have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder.

(v)           “Disinterested Shareholder Approval” means approval by a majority of the votes cast by all the Company’s shareholders at a duly constituted shareholders’ meeting, excluding votes attached to shares beneficially owned by Insiders;

(w)           “Eligible Participant” means any person who is an Officer, a Director, an Employee or a Consultant, including individuals who are foreign nationals or are employed or reside outside the United States;

(x)           “Employee” means any person who is a full-time or part-time employee of the Company or any Related Entity;

(y)           “Exchange Act” means the Securities Exchange Act of 1934, as amended;

(z)           “Fair Market Value” means, as of any date, the value of a Share determined in good faith by the Administrator. By way of illustration, but not limitation, for the purpose of this definition, good faith shall be met if the Administrator employs the following methods:

(i)           Listed Stock. If the Common Stock is traded on any established stock exchange or quoted on a national market system, fair market value shall be (A) the closing sales price for the Common Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication, or (B) if the rules of the applicable stock exchange require, the volume-weighted average trading price for five (5) days prior to the date the Board approves the grant of the Award. If no sales are reported as having occurred on the Value Date, fair market value shall be that closing sales price for the last preceding trading day on which sales of Common Stock is reported as having occurred. If no sales are reported as having occurred during the five (5) trading days before the Value Date, fair market value shall be the closing bid for Common Stock on the Value Date. If the Common Stock is listed on multiple exchanges or systems, fair market value shall be based on sales or bids on the primary exchange or system on which Common Stock is traded or quoted. If the rules of any applicable stock exchange or system require a different method of calculating fair market value, then such method as is required by those rules.

(ii)          Stock Quoted by Securities Dealer. If Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, fair market value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(iii)         No Established Market. If Common Stock is not traded on any established stock exchange or quoted on a national market system and is not quoted by a recognized securities dealer, the Administrator will determine fair market value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining fair market value: (A) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (B) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (C) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

(iv)          Additional Valuation. For publicly traded companies, any valuation method permitted under Section 20.2031 -2 of the Estate Tax Regulations.

(v)           Non-Publicly Traded Stock. For non-publicly traded stock, the fair market value of the Common Stock at the Grant Date based on an average of the fair market values as of such date set forth in the opinions of completely independent and well-qualified experts (the Participant's status as a majority or minority shareholder may be taken into consideration).

Regardless of whether the Common Stock offered under the Award is publicly traded, a good faith attempt under this definition shall not be met unless the fair market value of the Common Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83 -3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83 -3(i) of the Treasury Regulations);

(aa)           “Grantee” means an Eligible Participant who receives an Award pursuant to an Award Agreement.

(bb)           “Grant Date” means the date the Administrator approves that grant of an Award. However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

(cc)           “Incentive Stock Option” means an Option within the meaning of Section 422 of the Code;

(dd)           “Insider” means:

(i)           a Director or Senior Officer of the Company;

(ii)          a Director or Senior Officer of a person that is itself an Insider or Subsidiary of the Company;

(iii)         a person that has

(A)           direct or indirect beneficial ownership of,

(B)           control or direction over, or

(C)           a combination of direct or indirect beneficial ownership of and control or direction over,

securities of the Company carrying more than ten percent (10%) of the voting rights attached to all the Company’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or

(iv)          the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities;

(ee)           “Named Executive Officer” means, if applicable, an Eligible Participant who, as of the date of vesting and/or payout of an Award, is one of the group of “Covered Employees,” as defined.

(ff)           “Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option;

(gg)           “Officer” means a person who is an officer, including a Senior Officer, of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder;

(hh)           “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan;

(ii)           “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code;

(jj)           “Performance - Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code;

(kk)           “Plan” means this 2006 Stock Incentive Plan as amended from time to time;

(ll)           “Related Entity” means any Parent or Subsidiary, and includes any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a greater than fifty percent (50%) ownership interest, directly or indirectly;

(mm)           “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

(nn)           “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as, established by the Administrator and specified in the related Award Agreement;

(oo)           “Restricted Stock Unit” means a notional account established pursuant to an Award granted to a Grantee, as described in this Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable only in Shares;

(pp)           “Restriction Period” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Administrator, in its sole discretion) or the Restricted Stock is not vested;

(qq)           “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock;

(rr)           “Senior Officer” means:

(i)           the chair or vice chair of the Board, the president, a vice-president, the secretary, the treasurer or the general manager of the Company or a Related Entity;

(ii)          any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in Section 2.1(rr)(i) above; and

(iii)         the five (5) highest paid employees of the Company or a Related Entity, including any individual referred to in Section 2.1(rr)(i) or 2.1(rr)(ii) and excluding a commissioned salesperson who does not act in a managerial capacity;

(ss)           “Share” means a share of the Common Stock; and

(tt)           “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.                        STOCK SUBJECT TO THE PLAN

Number of Shares Available

3.1	(a) Subject to the provisions of Section 18, the maximum aggregate number of Shares which may be issued pursuant to all Awards under this Plan is Six Million (6,000,000) (“Maximum Number”). The maximum aggregate number of Shares that may be granted in the form of Incentive Stock Options shall be 6,000,000. See Section 29 for Reservation of Shares.

(b)           Shares that have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan except that Shares (i) covered by an Award (or portion of an Award) which is forfeited or cancelled, expires or is settled in cash, or (ii) withheld to satisfy a Grantee’s minimum tax withholding obligations, shall be deemed not to have been issued for purposes of determining the Maximum Number of Shares which may be issued under the Plan. Also, only the net numbers of Shares that are issued pursuant to the exercise of an Award shall be counted against the Maximum Number.

(c)           However, in the event that prior to the Award's cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of "beneficial ownership" pursuant to such Award (as defined by the Securities Exchange Commission (SEC), pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

Shares to Insiders

3.2                     Subject to Section 15.1(b) and 15.1(c), no Insider of the Company is eligible to receive an Award where:

(a)           the Insider is not a Director or Senior Officer of the Company;

(b)           any Award, together with all of the Company’s other previously established or proposed Awards under the Plan could result at any time in:

(i)           the number of Shares reserved for issuance pursuant to Options granted to Insiders exceeding 10% of the outstanding issue of Common Stock; or

(ii)          the issuance to Insiders pursuant to the exercise of Options, within a one year period of a number of Shares exceeding 10% of the outstanding issue of the Common Stock;

provided, however, that this restriction on the eligibility of Insiders to receive an Award shall cease to apply if it is no longer required under any Applicable Laws.

Limitations on Award

3.3                     Unless and until the Administrator determines that an Award to a Grantee is not designed to qualify as Performance-Based Compensation, the following limits ("Award Limits") shall apply to grants of Awards to Grantees subject to the Award Limits by Applicable Laws under this Plan:

(a)           Options and SARs. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 18), the maximum number of Shares with respect to one or more Options and/or Stock Appreciation Rights that may be granted during any one calendar year under the Plan to any one Grantee shall be 600,000 all of which may be granted as Incentive Stock Options);

(b)           Other Awards. The maximum aggregate grant with respect to Awards of Restricted Stock, unrestricted Shares, Restricted Stock Units and Deferred Stock Units (or used to provide a basis of measurement for or to determine the value of Restricted Stock Units and Deferred Stock Units) in any one calendar year to any one Grantee (determined on the date of payment of settlement) shall be 600,000.

4.             ADMINISTRATION

Authority of Plan Administrator

4.1                     Authority to control and manage the operation and administration of this Plan shall be vested in a committee consisting of two (2) or more members of the Board (the "Committee"). It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and "outside directors" (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief sought by the Company, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term "Administrator" means the Committee.

Powers of the Administrator

4.2                     Subject to Applicable Laws and the provisions of the Plan or subplans hereof (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the exclusive power and authority, in its discretion:

(a)           to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Grantees under this Plan;

(b)           to select the Eligible Participants to whom Awards may be granted from time to time hereunder;

(c)           to determine whether and to what extent Awards are granted hereunder;

(d)           to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(e)           to approve forms of Award Agreements for use under the Plan, which need not be identical for each Grantee;

(f)           to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

(g)           to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an existing Award shall not be made without the Grantee’s consent unless as a result of a change in Applicable Law;

(h)           to suspend the right of a holder to exercise all or part of an Award for any reason that the Administrator considers in the best interest of the Company;

(i)           subject to regulatory approval, amend or suspend the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan, shall, without the written consent of all Grantees, alter or impair any Award granted under the Plan unless as a result of a change in the Applicable Law;

(j)           to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(k)           to further define the terms used in this Plan;

(l)           to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

(m)           to provide for rights of refusal and/or repurchase rights;

(n)           to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Grantee so consents;

(o)           to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

(p)           to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

Effect of Administrator’s Decision

4.3                     All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or Shares sold under this Plan. In the event an Award is granted in a manner inconsistent with the provisions of this Section 4, such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

Action by Committee

4.4                     Except as otherwise provided by committee charter or other similar corporate governance documents, for purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

Limitation on Liability

4.5                     To the extent permitted by applicable law in effect from time to time, no member of the Committee shall be liable for any action or omission of any other member of the Committee nor for any act or omission on the member's own part, excepting only the member's own wilful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this Section 4.5 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term "person" as used on this Section 4.5 shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

5.                       ELIGIBILITY

Except as otherwise provided, all types of Awards may be granted to Eligible Participants. An Eligible Participant who has been granted an Award may be, if he or she continues to be eligible, granted additional Awards.

6.                       AWARDS

Type of Awards

6.1                     The Administrator is authorized to award any type of arrangement to an Eligible Participant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of

(a)           Shares, including unrestricted Shares,

(b)           Options,

(c)           SARs or similar rights with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions,

(d)           any other security with the value derived from the value of the Shares, such as Restricted Stock and Restricted Stock Units,

(e)           Deferred Stock Units,

(f)           Dividend Equivalent Rights, as defined in Section 13, or

(g)           any combination of the foregoing.

Designation of Award

6.2                     Each type of Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. But see Section 7.3(a) regarding exceeding the Incentive Stock Option threshold.

7.                       GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT

Grant of Options

7.1         (a)           One or more Options may be granted to any Eligible Participant. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Participants those individuals to whom Options under this Plan may be granted. The Shares underlying a grant of an Option may be in the form of Restricted Stock or unrestricted Stock.

(b)           Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company shall provide the Grantee with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

(c)           The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

General Terms and Conditions

7.2                     Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

(a)           Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule.

(b)           Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than ten (10) years after the Grant Date (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary ("Ten Percent Stockholder")), and shall be subject to earlier termination as hereinafter provided.

(c)           Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased shall be made in accordance with Section 16 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date.

(d)           Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Grantee), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Grantee's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

(e)           Exercise After Certain Events.

(i)           Termination of Continuous Services.

(A)           Options.

(I)           Termination of Continuous Services. If for any reason other than Disability or death, a Grantee terminates Continuous Services with the Company or a Subsidiary, vested Options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder if the Option is an Incentive Stock Option)).

(II)          Continuation of Services as Consultant/Advisor. If a Grantee granted an Incentive Stock Option terminates employment but continues as a Consultant (no termination of Continuous Services), Grantee need not exercise an Incentive Stock Option within three (3) months of termination of employment but shall be entitled to exercise within three (3) months of termination of Continuous Services to the Company or the Subsidiary (one (1) year in the event of Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Grantee does not exercise within three (3) months of termination of employment, pursuant to Section 422 of the Code the Option shall not qualify as an Incentive Stock Option.

(B)           Disability and Death. If a Grantee becomes Disabled while rendering Continuous Services to the Company or a Subsidiary, or dies while employed by the Company or Subsidiary or within three (3) months thereafter, vested Options then held may be exercised by the Grantee, the Grantee's personal representative, or by the person to whom the Option is transferred by the laws of descent and distribution, in whole or in part, at any time within one (1) year after the termination because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder if the Option is an Incentive Stock Option).

Limitations on Grant of Incentive Stock Options

7.3
(a)           Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Grantee during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Grantee under any other plan of the Company or any Parent or Subsidiary, shall not exceed $100,000. For purposes of this Section 7.3(a), all Options in excess of the $100,000 threshold shall be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

(b)           Compliance with Section 422 of the Code. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

(c)           Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Parent or Subsidiary of the Company.

8.                       RESTRICTED STOCK AWARDS

Grant of Restricted Stock Awards

8.1                     Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator. The restrictions may lapse separately or in combination at such times, under such circumstances, in such instalments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. (See Performance Goals, Section 14.4) . All awards of Restricted Stock shall be evidenced by Award Agreements.

Consideration

8.2                     Restricted Stock may be issued in connection with:

(a)           Services. Services rendered to the Company or an Affiliate (i.e. bonus); and/or

(b)           Purchase Price. A purchase price, as specified in the Award Agreement related to such Restricted Stock.

Voting and Dividends

8.3                     Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. The Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

Forfeiture

8.4                     In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy the restriction period or a performance objective during the applicable restriction period, any Restricted Stock that has not vested prior to the event of forfeiture shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to vote and receive dividends with respect to the Restricted Stock. Notwithstanding the foregoing, the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock, provided such waiver is in accordance with the Applicable Laws.

Certificates for Restricted Stock

8.5                     Restricted Stock granted under this Plan may be evidenced in such manner as the Administrator shall determine, including by way of certificates. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, (see Escrow; Pledge of Shares, Section 23) or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

9.                       UNRESTRICTED STOCK AWARDS

The Administrator may, in its sole discretion, grant (or sell at Fair Market Value or such other higher purchase price determined by the Administrator in the Award Agreement) an Award of unrestricted Shares to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions under this Plan.

10.                     RESTRICTED STOCK UNITS

Grant of Restricted Stock Units

10.1                     Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock Units to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator. These restrictions may lapse separately or in combination at such times, under such circumstances, in such instalments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. (See Performance Goals, Section 14.4) . All awards of Restricted Stock Units shall be evidenced by Award Agreements.

Number of Restricted Stock Units

10.2                     The Award Agreement shall specify the number of Share equivalent units granted and such other provisions as the Administrator determines.

Consideration

10.3                     Restricted Stock Units may be issued in connection with:

(a)           Services. Services rendered to the Company or an Affiliate (i.e. bonus); and/or

(b)           Purchase Price. A purchase price as specified in the Award Agreement related to such Restricted Stock Units.

No Voting Rights

10.4                     The holders of Restricted Stock Units shall have no rights as stockholders of the Company.

Dividend Equivalency

10.5                     The Administrator, in its sole and absolute discretion, may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Shares, a cash payment for each Restricted Stock Unit. (See Section 13, Dividend Equivalent Right). Such Award Agreement may also provide that such cash payment shall be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a Share on the date that such dividend is paid.

Creditor’s Rights

10.6                     A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

Settlement of Restricted Stock Units

10.7                     Each Restricted Stock Unit shall be paid and settled by the issuance of Restricted Stock or unrestricted Shares in accordance with the Award Agreement and if such settlement is subject to Section 409A of the Code only upon any one or more of the following as provided for in the Award Agreement:

(a)           a specific date or date determinable by a fixed schedule;

(b)           upon the Eligible Participant’s termination of Continuous Services to the extent the same constitutes a separation from services for purposes of Section 409A of the Code except that if an Eligible Participant is a “key employee” as defined in Section 409A of the Code for such purposes, then payment or settlement shall occur 6 months following such separation of service;

(c)           as a result of the Eligible Participant’s death or Disability; or

(d)           in connection with or as a result of a Change in Control in compliance with Section 409A of the Code.

Forfeiture

10.8                     Upon failure to satisfy any requirement for settlement as set forth in the Award Agreement, including failure to satisfy any restriction period or performance objective, any Restricted Stock Units held by the Grantee shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to receive dividends with respect to the Restricted Stock Units.

11.                       DIRECTOR SHARES AND DIRECTOR DEFERRED STOCK UNITS

The grant of Awards of Shares to Directors and the election by Directors to defer the receipt of the Awards of Shares (“Deferred Stock Units”) shall be governed by the provisions of Subpart A. The provisions of Subpart A are attached hereto as part of this Plan and are incorporated herein by reference.

12.                       STOCK APPRECIATION RIGHTS

Awards of SARs

12.1                     An SAR is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with Section 12.4 below, for services rendered to the Company. A SAR may be awarded pursuant to an Award Agreement that shall be in such form (which need not be the same for each Grantee) as the Administrator shall from time to time approve, and shall comply with and be subject to the terms and conditions of this Plan. A SAR may vary from Grantee to Grantee and between groups of Grantees, and may be based upon performance objectives (See Performance Goals in Section 14.4) .

Term

12.2                     The term of a SAR shall be set forth in the Award Agreement as determined by the Administrator.

Exercise

12.3                     A Grantee desiring to exercise a SAR shall give written notice of such exercise to the Company, which notice shall state the proportion of Shares and cash that the Grantee desires to receive pursuant to the SAR exercised, subject to the discretion of the Administrator. Upon receipt of the notice from the Grantee, subject to the Administrator’s election to pay cash as provided in Section 12.4 below, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 12.4 below. The date the Company receives written notice of such exercise hereunder is referred to in this Section 12 as the “exercise date”.

Number of Shares or Amount of Cash

12.4                     Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a SAR shall be determined by dividing: (i) the total number of Shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the SAR, by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Shares upon the exercise of a SAR, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.

Effect of Exercise

12.5                     A partial exercise of a SAR shall not affect the right to exercise the remaining SAR from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the SAR.

Forfeiture

12.6                     In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety.

13.                       DIVIDEND EQUIVALENT RIGHT

A dividend equivalent right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the dividend equivalent right (or other Award to which it relates) if such Shares had been issued to and held by the recipient (a “Dividend Equivalent Right”). A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding Award. The terms and conditions of Dividend Equivalent Right shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single instalment or instalments, all determined in the sole discretion of the Administrator. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

14.                       TERMS AND CONDITIONS OF AWARDS

In General

14.1                     Subject to the terms of the Plan and Applicable Laws, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.

Term of Award

14.2                     The term of each Award shall be the term stated in the Award Agreement.

Transferability

14.3	(a) Limits on Transfer. No right or interest of a Grantee in any unexercised or restricted Award may be pledged, encumbered or hypothecated to or in favor of any party other than to the Company or a Related Entity or Affiliate. No Award shall be sold, assigned, transferred or disposed of by a Grantee other than by the laws of descent and distribution or, in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Administrator may (but need not) permit other transfers where the Administrator concludes that such transferability (i) does not result in accelerated taxation or other adverse tax consequences, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, state or federal tax or securities laws applicable to transferable Awards.

(b)           Beneficiaries. Notwithstanding Section 14.3(a), a Grantee may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Grantee and to receive any distribution with respect to any Award upon the Grantee’s death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Grantee, except to the extent the Plan and such Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If no beneficiary has been designated or survives the Grantee, payment shall be made to the Grantee’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Grantee at any time, provided the change or revocation is filed with the Administrator.

Performance Goals

14.4                     In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Grantee that is or is expected to become a Covered Employee shall be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company’s stock price, (c) the Company’s total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period,

(d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Administrator shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than 90 days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

In addition, to the extent that Section 409A is applicable, (i) performance-based compensation shall also be contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months in which the Eligible Participant performs services and (ii) performance goals shall be established not later than 90 days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

Acceleration

14.5                     The Administrator may, in its sole discretion (but subject to the limitations of and compliance with Section 409A of the Code and Section 14.7 in connection therewith), at any time (including, without limitation, prior to, coincident with or subsequent to a Change of Control) determine that (a) all or a portion of a Grantee’s Awards shall become fully or partially exercisable, and/or (b) all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Administrator may, in its sole discretion, declare. The Administrator may discriminate among Grantees and among Awards granted to a Grantee in exercising its discretion pursuant to this Section 14.5.

Compliance with Section 162(m) of the Code

14.6                     Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.

Compliance with Section 409A of the Code

14.7                     Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.

Section 280G of the Code

14.8                     Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Grantee has a right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that shall result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

Exercise of Award Following Termination of Continuous Service

14.9                     An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement. Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

Cancellation of Awards

14.10                    In the event a Grantee’s Continuous Services has been terminated for “Cause”, he or she shall immediately forfeit all rights to any and all Awards outstanding. The determination that termination was for Cause shall be final and conclusive. In making its determination, the Board shall give the Grantee an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Grantee's behalf. Should any provision to this Section 14.10. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 14, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

15.                       ADDITIONAL TERMS IF THE COMPANY BECOMES LISTED ON A STOCK EXCHANGE

15.1                     In the event the Shares become listed on a stock exchange, and to the extent required by the rules of such stock exchange, then the following terms and conditions shall apply to an Award in addition to those contained herein, as applicable:

(a)           the exercise price of an Award granted to an Insider cannot be reduced, or the term of the Award cannot be extended to benefit an Insider, unless the Company obtains shareholder approval, excluding the votes of securities held directly or indirectly by Insiders benefiting from such change;

(b)           the number of securities issuable to Insiders, at any time, under all of the Company’s security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed ten percent (10%) of the Company’s total issued and outstanding Common Stock, unless the Company obtains Disinterested Shareholder Approval; and

(c)           the number of securities issued to Insiders, within any one year period, under all of the Company’s security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed ten percent (10%) of the issued and outstanding Common Stock, unless the Company obtains Disinterested Shareholder Approval.

16.                       PAYMENT FOR SHARE PURCHASES

Payment

16.1                     Payment for Shares purchased pursuant to this Plan may be made

(a)           Cash. By cash, cashier’s check or wire transfer.

Or at the discretion of the Administrator expressly for the Grantee and where permitted by law as follows:

(b)           Surrender of Shares. By surrender of shares of Common Stock of the Company that have been owned by the Grantee for more than six (6) months, or lesser period if the surrender of shares is otherwise exempt from Section 16 of the Exchange Act, (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares).

(c)           Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a “deemed net-stock exercise” by requiring the Grantee to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

where:

a	=	net Shares to be issued to Grantee

b	=	number of Awards being exercised

c	=	Fair Market Value of a Share

d	=	Exercise price of the Awards

(d)           Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

Combination of Methods

16.2                     By any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

17.                       WITHHOLDING TAXES

Withholding Generally

17.1                     Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a "deemed net-stock exercise," the Company may require the Grantee to remit to the Company an amount sufficient to satisfy the foreign, federal, state, provincial, or local income and employment tax withholding obligations, including, without limitation, on exercise of an Award. When, under applicable tax laws, a Grantee incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Grantee or other person of an Award or an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-Qualified Stock Option, the Company shall have the right to require such Grantee or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable.

Stock for Withholding

17.2                     To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Grantee to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Shares up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (i) directing the Company to apply Shares to which the Grantee is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares that have been owned by the Grantee for more than six (6) months, unless the delivery of Shares is otherwise exempt from Section 16 of the Exchange Act. A Grantee who has made an election pursuant to this Section 17.2 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Shares so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

18.                       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

In General

18.1                     Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. The Administrator shall make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under this Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

Company’s Right to Effect Changes in Capitalization

18.2                     The existence of outstanding Awards shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise.

19.                       CORPORATE TRANSACTIONS/CHANGES IN CONTROL/RELATED ENTITY DISPOSITIONS

Company is Not the Survivor

19.1                     Except as may otherwise be provided in an Award Agreement, the Administrator shall have the authority, in its absolute discretion, exercisable either in advance of any actual or anticipated Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation, or at the time of an actual Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation (a) to cancel each outstanding Award upon payment in cash to the Grantee of the amount by which any cash and the Fair Market Value of any other property which the Grantee would have received as consideration for the Shares covered by the Award if the Award had been exercised before such Corporate Transaction or Related Entity Disposition exceeds the exercise price of the Award, or (b) to negotiate to have such Award assumed by the surviving corporation. The determination as to whether the Company is the surviving corporation is at the sole and absolute discretion of the Administrator.

In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a Corporate Transaction or Related Entity Disposition in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised. Section 19.3 shall control with respect to any acceleration in vesting in the event of Change of Control.

The Administrator shall also have the authority:

(a)           to release the Awards from restrictions on transfer and repurchase or forfeiture rights of such Awards on such terms and conditions as the Administrator may specify, and

(b)           to condition any such Award’s vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Related Entity Disposition.

Effective upon the consummation of a Corporate Transaction or Related Entity Disposition governed by this Section 19.1, all outstanding Awards under this Plan not exercised by the Grantee or assumed by the successor corporation shall terminate.

Company is the Survivor

19.2                     In the event of a Corporate Transaction or Related Entity Disposition in which the Company is the surviving corporation, the Administrator shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Administrator shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result.

Change in Control

19.3                     If there is a Change of Control, all outstanding Awards shall fully vest immediately upon the Company's public announcement of such a change.

20.                       PRIVILEGES OF STOCK OWNERSHIP

No Grantee shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Grantee. After Shares are issued to the Grantee, the Grantee shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Grantee may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award.

21.                       RESTRICTION ON SHARES

At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Grantee not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase by the Company at the Shares’ Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Award.

22.                       CERTIFICATES

All certificates for Shares or other securities delivered under this Plan shall be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the Securities and Exchange Commission or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

23.                       ESCROW; PLEDGE OF SHARES

To enforce any restrictions on a Grantee's Shares, the Administrator may require the Grantee to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates.

24.                       SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

Compliance With Applicable Law

24.1                     An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company shall have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the Securities Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to this Plan and the exercise of Awards granted hereunder shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of this Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and shall not affect the validity of this Plan. In the event that Rule 16b-3 is revised or replaced, the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

Investment Representation

24.2                     As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

25.                       NO OBLIGATION TO EMPLOY

Nothing in this Plan or any Award granted under this Plan shall confer or be deemed to confer on any Grantee any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Grantee's employment or other relationship at any time, with or without Cause.

26.                       EFFECTIVE DATE AND TERM OF PLAN

This Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

27.                       SHAREHOLDER APPROVAL

This Plan shall be subject to approval by the shareholders of the Company within twelve (12) months from the date the Plan is adopted by the Company’s Board. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Awards under this Plan prior to approval by the shareholders, but until such approval is obtained, no such Award shall be exercisable. In the event that shareholder approval is not obtained within the twelve (12) month period provided above, all Awards previously granted under this Plan shall be cancelled and of no force or effect.

28.                       AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN OR AWARDS

The Board may amend, suspend or terminate this Plan at any time and for any reason. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required. Shareholder approval shall be required for the following types of amendments to this Plan: (i) any increase in Maximum Number of Shares issuable under the Plan except for a proportional increase in the Maximum Number as a result of stock split or stock dividend, or a change from a fixed Maximum Number of Shares to a fixed maximum percentage, (ii) any change to those persons who are entitled to become participants under the Plan which would have the potential of broadening or increasing Insider participation, or (iii) the addition of any form of financial assistance or amendment to a financial assistance provision which is more favourable to Grantees.

Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by this Plan or by law. No Award may be granted during any suspension of this Plan or after termination of this Plan.

Any amendment, suspension or termination of this Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company. At any time and from time to time, the Administrator may amend, modify, or terminate any outstanding Award or Award Agreement without approval of the Grantee; provided however, that subject to the applicable Award Agreement, no such amendment, modification or termination shall, without the Grantee’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

Notwithstanding any provision herein to the contrary, the Administrator shall have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Grantee to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

Further, notwithstanding any provision herein to the contrary, and subject to Applicable Law, the Administrator may, in its absolute discretion, amend or modify this Plan (i) to make amendments which are of a “housekeeping” or clerical nature; (ii) to change the vesting provisions of an Award granted hereunder, as applicable; (iii) to change the termination provision of an Award granted hereunder, as applicable, which does not entail an extension beyond the original expiry date of such Award; and (iv) the addition of a cashless exercise feature, payable in cash or securities, which provides for a full deduction of the number of underlying securities from the Maximum Number.

29.                       RESERVATION OF SHARES

The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares forfeited back to the Plan; Shares surrendered in payment of the exercise price of an Award; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Award.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

30.                       EXCHANGE AND BUYOUT OF AWARDS

The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Grantees, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time buy from a Grantee an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Grantee may agree.

31.                       APPLICABLE TRADING POLICY

The Administrator and each Eligible Participant will ensure that all actions taken and decisions made by the Administrator or an Eligible Participant, as the case may be, pursuant to this Plan comply with any Applicable Laws and policies of the Company relating to insider trading or “blackout” periods.

32.                       GOVERNING LAW

The Plan shall be governed by the laws of the State of Arizona; provided, however, that any Award Agreement may provide by its terms that it shall be governed by the laws of any other jurisdiction as may be deemed appropriate by the parties thereto.

33.                       MISCELLANEOUS

Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

SUBPART A

STOCK AND DEFERRED STOCK UNITS FOR ELIGIBLE DIRECTORS

A.           Stock Award. The Administrator shall pay Eligible Remuneration to each Director pursuant to an Award Agreement.

B.           Election. Further, the Administrator may, in its sole discretion, permit each Eligible Director to receive all or any portion of his Eligible Remuneration during the Remuneration Period in the form of Deferred Stock Units under this Plan (an “Election”). All deferrals pursuant to such an Election shall be evidenced by an Award Agreement.

For purposes of this Subpart A, the following definitions shall apply:

“Annual Retainer” for a particular Director means the retainer (including any additional amounts payable for serving as lead Director or on any committee of the Board), payable to that Director for serving as a Director for the relevant Remuneration Period, as determined by the Board;

“Attendance Fee” means amounts payable annually to a Director as a Board meeting attendance fee or a committee meeting attendance fee, or any portion thereof;

“Canadian Director” means a Director who is a resident of Canada for the purposes of the Canadian Tax Act, and whose income from employment by the Company or Related Entity is subject to Canadian income tax, notwithstanding any provision of the Canada-United States Income Tax Convention (1980), as amended;

“Canadian Tax Act” and “Canadian Tax Regulations” means respectively the Income Tax Act

(Canada), as amended and the Income Tax Regulation promulgated thereunder, as amended;

“Deferred Stock Unit” means a right granted by the Company to an Eligible Director to receive, on a deferred payment basis, Shares under this Plan;

“Eligible Director” is any Director of this Company or Related Entity that the Administrator determines is eligible to elect to receive Deferred Stock Units under this Plan;

“Eligible Remuneration” means all amounts payable to an Eligible Director in Shares, including all or part of amounts payable in satisfaction of the Annual Retainer, Attendance Fees or any other fees relating to service on the Board which are payable to an Eligible Director or in satisfaction of rights or property surrendered by an Eligible Director to the Company; it being understood that the amount of Eligible Remuneration payable to any Eligible Director may be calculated by the Administrator in a different manner than Eligible Remuneration payable to another Eligible Director in its sole and absolute discretion;

“Prescribed Plan or Arrangement” means a prescribed plan or arrangement as defined in s.6801(d) of the Canadian Tax Regulation;

“Remuneration Period” means, as applicable, (a) the period commencing on the Effective Date of this Plan and ending on the last day of the calendar year in which the Effective Date occurs; and (b) thereafter each subsequent calendar year, or where the context requires, any portion of such period; and

“Salary Deferral Arrangement” means a salary deferral arrangement as defined in the Canadian Tax Act.

1.           Election. An Eligible Director who desires to defer receipt of all or a portion of his or her Eligible Remuneration in any calendar year shall make such election in writing to the Company specifying:

(a)	the dollar amount or percentage of Eligible Remuneration to be deferred; and

(b)	the deferral period.

Such election must be made before the first day of the calendar year in which the Eligible Remuneration shall be payable; provided, that: (a) the initial election must be made not later than 30 days following the adoption of the Plan by the Board of Directors; and (b) a newly appointed or elected Eligible Director shall be eligible to defer payment of future Eligible Remuneration by providing written election to the Company within 30 days of his or her appointment or election to the Board of Directors. The elections made pursuant to this Section shall be irrevocable with respect to Eligible Remuneration to which such elections pertain and shall also apply to subsequent Eligible Remuneration payable in future calendar years unless such Eligible Director notifies the Company in writing, before the first day of the applicable calendar year, that he or she desires to change such election.

If the Eligible Director does not timely deliver an election in respect of a particular Remuneration Period, the Eligible Director will receive the Eligible Remuneration as provided for in the Award Agreement.

2.           Determination Of Deferred Stock Units. The Company will maintain a separate account for each Eligible Director to which it will quarterly credit Deferred Stock Units at the end of March, June, September and December, or as otherwise determined by the Administrator, the Deferred Stock Units granted to the Eligible Director for the relevant Remuneration Period. The number of Deferred Stock Units (including fractional Deferred Stock Units, computed to three digits) to be credited to an account for an Eligible Director will be determined on the date approved by the Administrator by dividing the appropriate amount of Eligible Remuneration to be deferred into Deferred Stock Units by the Fair Market Value on that date.

3.           No Voting Rights. The holders of Deferred Stock Units shall have no rights as stockholders of the Company.

4.           Dividend Equivalency. The Company will, on any date on which a cash or stock dividend is paid on its outstanding Shares, credit to each Eligible Director’s account that number of additional Deferred Stock Units (including fractional Deferred Stock Units, computed to three digits) calculated by (i) multiplying the amount of the dividend per Share by the number of Deferred Stock Units in the account as of the record date for payment of the dividend, and (ii) dividing the amount obtained in (i) by the Fair Market Value on the date on which the dividend is paid. (See Section 13 of the Plan, Dividend Equivalent Right).

5.           Eligible Director’s Account. A written confirmation of the balance in each Eligible Directors’ Account will be sent by the Company to the Eligible Director upon request of the Eligible Director.

6.           Creditor’s Rights. A holder of Deferred Stock Units shall have no rights other than those of a general creditor of the Company. Deferred Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and condition of the applicable Award Agreement.

7.           Settlement of Deferred Stock Units. Subject to Section 8, each Deferred Stock Unit shall be paid and settled by the issuance of Restricted or unrestricted Shares in accordance with the Award Agreement and if such settlement is subject to Section 409A of the Code only upon any one or more of the following as provided for in the Award Agreement:

(a)	a specific date or date determinable by a fixed schedule;

(b)

upon the Eligible Director’s termination of Continuous Services to the extent the same constitutes a separation from services for the purposes of Section 409A of the Code except that if an Eligible Director is a “key employee” as defined in Section 409A of the Code for such purposes, then payment or settlement shall occur 6 months following such separation of service;

(c)	as a result of the Eligible Director’s death or Disability; or

(d)	in connection with or as a result of a Change in Control in compliance with 409A of the Code.

The Company will issue one Share for each whole Deferred Stock Unit credited to the Eligible Director’s account (net of any applicable withholding tax as provided for in this Plan). Such payment shall be made by the Company as soon as reasonably possible following the settlement date. Fractional Shares shall not be issued, and where the Eligible Director would be entitled to receive a fractional Shares in respect of any fractional Deferred Stock Unit, the Company shall pay to such Eligible Director, in lieu of such fractional Shares, cash equal to the Fair Market Value of such fractional Shares calculated as of the day before such payment is made, net of any applicable withholding tax.

8.           Canadian Directors. If a Deferred Stock Unit is granted to an Eligible Director who is a Canadian

Director would otherwise constitute a Salary Deferred Arrangement, the Award Agreement pertaining to that Deferred Stock Unit shall contain such other or additional terms as will cause the Deferred Stock Unit to be a Prescribed Plan or Arrangement.

9.           Issuance of Stock Certificates. A stock certificate or certificates shall be registered and issued in the name of the holder of Deferred Stock Units and delivered to such holder as soon as practicable after such Deferred Stock Units have become payable or satisfied in accordance with the terms of the Plan

10.         Non-Exclusivity. Nothing in this Subpart A shall prohibit the Administrator from making discretionary Awards to Eligible Directors pursuant to the other provisions of this Plan or outside this Plan, not otherwise inconsistent with these provisions.

11.          Defined Terms. Capitalized terms used in this Subpart A and not defined herein have the meaning give in the Plan.

NORD RESOURCES CORPORATION
1 West Wetmore Road, Suite 107
Tucson, Arizona 85705

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Nicholas Tintor and John T. Perry as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Nord Resources Corporation held of record by the undersigned on March 28, 2006, at the Annual Meeting of Stockholders to be held at the Company’s headquarters located at 1 West Wetmore Road, Suite 107, Tucson, Arizona, 85705, on May 15, 2006 or any adjournment or postponement thereof.

ANNUAL MEETING OF STOCKHOLDERS OF
NORD RESOURCES CORPORATION
May 15, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS
AND “FOR” PROPOSALS 1 THROUGH 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE T

1.		Election of Directors.		Nominees:

	☐	FOR ALL NOMINEES	☐	Ronald A. Hirsch

	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	Nicholas Tintor

	☐	FOR ALL EXCEPT (see instruction below)	☐	Stephen D. Seymour

		Instruction: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold as shown here: ■	☐	Wade D. Nesmith

			☐	Douglas P. Hamilton

			☐	John F. Cook

		For	Against	Abstain

2.

To approve the grant of discretionary authority to the Company’s Board of Directors to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio within the range from one-for-two to one-for-six.

		☐	☐	☐

3.	To approve an amendment to the Company’s Amended Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000.	☐	☐	☐

4.	To approve the Company’s 2006 Stock Incentive Plan.	☐	☐	☐

5.	To ratify the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐
_______________________________________ Signature of Stockholder: Date:	_______________________________________ Signature of Stockholder: Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.